Document And Entity Information (USD $) In Millions, unless otherwise specified	9 Months Ended
	Sep. 30, 2011	Jun. 30, 2010
Document And Entity Information [Abstract]
Document Type	8-K
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q3
Entity Registrant Name	CUMULUS MEDIA INC
Entity Central Index Key	0001058623
Current Fiscal Year End Date	--12-31
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Entity Public Float		$ 49.5
Entity Current Reporting Status	No
Entity Voluntary Filers	No

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011 Series A Cumulative Redeemable Preferred Stock	Sep. 30, 2011 Common Stock Class A [Member]	Dec. 31, 2010 Common Stock Class A [Member]	Sep. 30, 2011 Common Stock Class B [Member]	Dec. 31, 2010 Common Stock Class B [Member]	Sep. 30, 2011 Common Stock Class C [Member]	Dec. 31, 2010 Common Stock Class C [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class A [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class A [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class B [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class B [Member]
Assets
Cash and cash equivalents	$ 47,076	$ 12,814								$ 104,803	$ 111,624
Restricted cash	3,477	604
Accounts receivable	233,422	38,267								142,401	138,751
Trade receivable	7,348	3,605
Prepaid expenses and other current assets	53,233	4,403								31,937	37,418
Total current assets	344,556	59,693								279,141	287,793
Property and equipment, net	260,787	39,684								196,008	200,121
Broadcast licenses	1,624,809	160,418								887,975	893,610
Other intangible assets, net	442,563	552
Goodwill	1,313,197	56,079								763,849	763,849
Customer and affiliate relationships, net										162,085	195,080
Other assets	86,168	3,210								63,296	67,661
Total assets	4,072,080	319,636								2,352,354	2,408,114
Liabilities, Redeemable Preferred Stock and Stockholders' Equity (Deficit)
Accounts payable and accrued expenses	151,546	20,365								49,850	56,661
Senior debt, current											3,500
Trade payable	5,845	3,569
Derivative instrument		3,683
Current portion of long-term debt	9,938	15,165
Total current liabilities	167,329	42,782								49,850	60,161
Long-term debt	2,280,103	575,843								296,500	346,500
Senior notes	610,000									400,000	400,000
Other liabilities	68,961	17,590								54,068	58,342
Deferred income taxes	528,357	24,730								255,756	268,454
Total liabilities	3,654,750	660,945								1,056,174	1,133,457
Commitments and contingencies
Redeemable preferred stock:
Total redeemable preferred stock	110,937		110,937
Stockholders' equity (deficit):
Preferred stock
Common stock				1,430	596	124	58	6	6			5	5	19	18
Treasury stock	(251,148)	(256,792)								(6,575)
Equity held in reserve										7,887	13,182
Additional paid-in-capital	1,528,316	964,156								1,294,526	1,263,235
Retained earnings (accumulated deficit)	(972,335)	(1,049,333)								318	(1,783)
Total stockholders' equity (deficit)	306,393	(341,309)		1,430	596	124	58	6	6	1,296,180	1,274,657
Total liabilities, redeemable preferred stock and stockholders' equity (deficit)	$ 4,072,080	$ 319,636								$ 2,352,354	$ 2,408,114

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Sep. 30, 2011 Series A Cumulative Redeemable Preferred Stock	Dec. 31, 2010 Series A Cumulative Redeemable Preferred Stock	Sep. 30, 2011 Common Stock Class A [Member]	Dec. 31, 2010 Common Stock Class A [Member]	Sep. 30, 2011 Common Stock Class B [Member]	Dec. 31, 2010 Common Stock Class B [Member]	Sep. 30, 2011 Common Stock Class C [Member]	Dec. 31, 2010 Common Stock Class C [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class A [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class A [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class B [Member]	Dec. 31, 2010 Citadel Broadcasting Corp. [Member] Successor [Member] Common Stock Class B [Member]
Allowance for doubtful accounts	$ 1,502	$ 1,115
Prepaid expenses and other current assets, deferred income tax assets											$ 12,049	$ 23,023
Additional paid-in capital, special warrants											22,933,523	23,682,484
Preferred stock, par value			$ 0.01	$ 0.01							$ 0.001	$ 0.001
Preferred stock, stated value			$ 1,000	$ 1,000
Preferred stock, shares authorized			100,000,000	100,000,000							50,000,000	50,000,000
Preferred stock, shares issued			125,000	0							0	0
Preferred stock, shares outstanding			125,000	0							0	0
Common stock, par value					$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01			$ 0.001	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized					750,000,000	750,000,000	600,000,000	600,000,000	644,871	644,871			100,000,000	100,000,000	100,000,000	100,000,000
Common stock, shares issued					142,984,733	59,599,857	12,439,667	12,439,667	644,871	644,871			4,592,506	4,539,601	19,059,409	18,131,638
Common stock, shares outstanding					119,460,855	35,538,530	5,809,191	5,809,191	644,871	644,871			4,394,758	4,539,601	19,059,409	18,131,638
Treasury stock, shares	23,523,878	24,061,327									197,748

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		1 Months Ended	3 Months Ended	6 Months Ended	2 Months Ended	5 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2010 Citadel Broadcasting Corp. [Member] Successor [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member]	May 31, 2010 Citadel Broadcasting Corp. [Member] Predecessor [Member]	May 31, 2010 Citadel Broadcasting Corp. [Member] Predecessor [Member]
Broadcast revenues	$ 131,845	$ 66,434	$ 256,632	$ 190,531
Management fees	458	1,021	2,708	3,021
Net revenue					64,027	184,996	345,018	130,396	295,424
Net revenues	132,303	67,455	259,340	193,552
Operating expenses:
Cost of revenue					22,631	69,006	137,528	47,124	116,103
Selling, general and administrative, including non-cash compensation expense and related taxes					15,915	49,312	95,504	31,952	78,582
Corporate general and administrative, including non-cash compensation expense and related taxes					1,792	13,366	27,818	3,769	8,929
Local marketing agreement fees					100	109	208	186	455
Direct operating expenses	77,873	40,486	154,586	120,829	50,043	156,661	316,253	88,397	216,288
Depreciation and amortization	11,219	2,222	15,231	7,130	8,592	23,074	46,117	4,510	11,365
Other, net					1,013	1,794	9,078	856	854
LMA fees	530	607	1,670	1,500
Corporate, general and administrative expenses (including non-cash stock-based compensation of $956, $556, $2,142 and $1,016, respectively)	44,654	4,680	61,924	13,824
Gain on exchange of assets or stations			(15,278)
Realized loss on derivative instrument	1,436	746	2,681	1,810
Total operating expenses	135,712	48,741	220,814	145,093
Operating (loss) income	(3,409)	18,714	38,526	48,459	13,984	28,335	28,765	41,999	79,136
Non-operating (expense) income:
Reorganization items, net								(1,027,557)	(1,014,077)
Interest expense, net					6,314	12,085	24,496	7,251	17,771
Write-off of deferred financing costs						1,048	1,048
Interest expense, net	(19,503)	(7,586)	(34,999)	(23,728)
Loss on early extinguishment of debt			(4,366)
Other income (expense), net	181	(6)	87	(87)
Gain on equity investment in Cumulus Media Partners, LLC	11,636		11,636
Total non-operating expense, net	(7,686)	(7,592)	(27,642)	(23,815)
(Loss) income before income taxes	(11,095)	11,122	10,884	24,644	7,670	15,202	3,221	1,062,305	1,075,442
Income tax expense	(70,633)	1,391	(66,114)	2,753	4,540	6,463	1,120	4,078	5,737
Net income	$ 59,538	$ 9,731	$ 76,998	$ 21,891	$ 3,130	$ 8,739	$ 2,101	$ 1,058,227	$ 1,069,705
Basic and diluted income per common share:
Basic income per common share	$ 0.64	$ 0.23	$ 1.27	$ 0.52	$ 0.07	$ 0.19	$ 0.04	$ 3.98	$ 4.02
Diluted income per common share	$ 0.6	$ 0.23	$ 1.21	$ 0.51	$ 0.07	$ 0.19	$ 0.04	$ 3.95	$ 3.99
Weighted average basic common shares outstanding	73,918,849	40,371,659	53,006,530	40,322,079	45,625,000	46,775,000	46,796,000	265,977,000	266,041,000
Weighted average diluted common shares outstanding	80,364,347	41,466,480	55,741,773	41,241,895	45,625,000	46,775,000	46,796,000	267,897,000	267,961,000

Consolidated Statements Of Operations (Parenthetical) (Citadel Broadcasting Corp. [Member], USD $) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended	6 Months Ended	2 Months Ended	5 Months Ended
	Jun. 30, 2011 Successor [Member]	Jun. 30, 2011 Successor [Member]	Jun. 30, 2011 Successor [Member]	May 31, 2010 Predecessor [Member]	May 31, 2010 Predecessor [Member]
Cost of revenue, non-cash compensation expense and related taxes	$ 0	$ 748	$ 1,391	$ 330	$ 526
Selling, general and administrative, non-cash compensation expense and related taxes.	0	2,553	4,717	664	785
Corporate general and administrative, non-cash compensation expense and related taxes.	106	9,161	18,705	242	570
Non-cash stock-based compensation			$ 24,216		$ 1,881

Consolidated Statements Of Stockholders' Equity (Deficit) (USD $) In Thousands, except Share data	Common Stock Class A [Member] Acquiree One [Member]	Common Stock Class A [Member] Acquiree Two [Member]	Common Stock Class A [Member]	Common Stock Class B [Member]	Common Stock Class C [Member]	Common Class D [Member] Acquiree One [Member]	Common Class D [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member] Acquiree One [Member]	Additional Paid-in Capital [Member] Acquiree Two [Member]	Additional Paid-in Capital [Member]	Accumulated Deficit [Member]	Acquiree One [Member]	Acquiree Two [Member]	Total
Balance at Dec. 31, 2009			$ 596	$ 58	$ 6			$ (261,382)			$ 966,945	$ (1,078,735)			$ (372,512)
Balance, shares at Dec. 31, 2009			59,572,592	5,809,191	644,871
Net income												29,402			29,402
Issuance of common stock, Shares			27,265
Restricted shares issued from treasury								4,898			(4,898)
Transfer of restricted shares to equity								165			378				543
Shares returned in lieu of tax payments								(343)							(343)
Non-cash stock-based compensation expense											1,601				1,601
Restricted share forfeitures								(130)			130
Balance at Dec. 31, 2010			596	58	6			(256,792)			964,156	(1,049,333)			(341,309)
Balance, shares at Dec. 31, 2010			59,599,857	5,809,191	644,871
Net income												76,998			76,998
Issuance of common stock, Value	33	791				66			34,810	270,688			34,909	271,479
Issuance of common stock, Shares	3,315,238	79,129,243				6,630,476
Restricted shares issued from treasury								6,320			(5,488)				832
Shares returned in lieu of tax payments								(666)							(666)
Non-cash stock-based compensation expense											3,753				3,753
Restricted share forfeitures								(10)			10
Issuance of warrants									29,021	250,670			29,021	250,670
Conversion of restricted shares			9								2,155				2,164
Conversion of restricted shares, shares			883,386
Equity held in reserve											5,972				5,972
Costs associated with the issuance of equity											(26,243)				(26,243)
Conversion of equity upon exercise of warrants			1								19				20
Conversion of equity upon exercise of warrants, Shares			57,009
Conversion of equity upon effectiveness of amended and restated certificate of incorporation				66			(66)
Conversion of equity upon effectiveness of amended and restated certificate of incorporation, shares				6,630,476			(6,630,476)
Dividends declared on preferred stock											(1,017)				(1,017)
Accretion of redeemable preferred stock											(190)				(190)
Balance at Sep. 30, 2011			$ 1,430	$ 124	$ 6			$ (251,148)			$ 1,528,316	$ (972,335)			$ 306,393
Balance, shares at Sep. 30, 2011			142,984,733	12,439,667	644,871

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		1 Months Ended	6 Months Ended	5 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Jun. 30, 2010 Citadel Broadcasting Corp. [Member] Successor [Member]	Jun. 30, 2011 Citadel Broadcasting Corp. [Member] Successor [Member]	May 31, 2010 Citadel Broadcasting Corp. [Member] Predecessor [Member]
Cash flows from operating activities:
Net income	$ 76,998	$ 21,891	$ 3,130	$ 2,101	$ 1,069,705
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,231	7,130	8,592	46,117	11,365
Write-off of deferred financing costs				1,048
Non-cash debt-related amounts			(439)	1,893
Reorganization items, net					(1,063,639)
Amortization of debt issuance costs/discounts	1,699	919
Loss on early extinguishment of debt	4,366
Provision for doubtful accounts	920	922	221	(647)	578
Loss on sale of assets				404	708
Loss on sale of assets or stations	33	82
Gain on exchange of assets or stations	(15,278)
Fair value adjustment of derivative instruments	(1,002)	(6,536)
Deferred income taxes	(68,443)	2,488	4,483	693	5,150
Non-cash stock-based compensation	2,142	1,016		24,216	1,881
Other	(1,318)
Gain on equity investment in Cumulus Media Partners, LLC	(11,636)
Changes in assets and liabilities:
Restricted cash	(17)	185
Accounts receivable	(1,259)	(1,449)	(5,514)	(2,599)	13,884
Trade receivable	(555)	1,442
Prepaid expenses and other current assets	2,118	(903)	(1,899)	(7,268)	(900)
Other assets	(441)	818
Accounts payable and accrued expenses	24,860	3,023	(12,705)	(11,908)	5,855
Trade payable	345	(1,528)
Other liabilities	3,571	(216)
Net cash provided by operating activities	32,334	29,284	(4,131)	54,050	44,587
Cash flows from investing activities:
Acquisitions less cash acquired	(2,024,153)
Capital expenditures	(2,885)	(2,127)
Capital expenditures			(430)	(4,128)	(3,409)
FCC license upgrade				(65)
Purchase of intangible assets		(230)
Proceeds from sale of assets or stations		196
Proceeds from sale of assets				1,953	5
Restricted cash			605	1,514	(7,773)
Other assets, net			8	128	25
Net cash used in investing activities	(2,027,038)	(2,161)	183	(598)	(11,152)
Cash flows from financing activities:
Debt issuance costs				(162)
Principal payments on other long-term obligations			(8)	(36)	(125)
Purchase of shares held in treasury				(6,575)	(5)
Principal payments on Credit Facility				(53,500)
Proceeds from issuance of 7.75% Senior Notes due 2019	610,000
Proceeds from borrowings under term loans and revolving credit facilities, net of $25.1 million debt discount	2,289,900
Repayments of borrowings under bank credit facilities	(1,214,676)	(30,353)
Proceeds from sale of equity securities	444,513
Redemption of CMP preferred stock	(41,565)
Deferred financing costs	(58,540)
Tax withholding payments on behalf of employees	(666)	(184)
Payments made to creditors pursuant to credit facility amendment		(245)
Net cash provided by (used in) financing activities	2,028,966	(30,782)	(8)	(60,273)	(130)
Increase (decrease) in cash and cash equivalents	34,262	(3,659)	(3,956)	(6,821)	33,305
Cash and cash equivalents at beginning of period	12,814	16,224	90,746	111,624	57,441
Cash and cash equivalents at end of period	47,076	12,565	86,790	104,803	90,746
Supplemental disclosures of cash flow information:
Interest paid	16,365	20,420	7,058	23,537	24,478
Income taxes paid	5,141	259	93	(469)	481
Reorganization items - cash paid for professional fees					17,651
Reorganization items - cash paid to unsecured creditors				1,514	31,911
Barter revenue - included in net revenue			1,572	9,033	7,574
Barter expenses - included in cost of revenue and selling, general and administrative expense			1,497	8,734	7,278
Issuance of notes receivable for sale of station				3,750
Trade revenue	12,752	12,435
Trade expense	$ 12,184	$ 12,259

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	Sep. 30, 2011
Debt Instrument, Unamortized Discount	$ 25.1
Senior Notes [Member]
Interest rate of Senior Notes	7.75%

Basis Of Presentation	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Basis Of Presentation

1. Basis of Presentation

Description of the Company

Cumulus Media Inc. (and its consolidated subsidiaries, except as the context may otherwise require, "Cumulus," "Cumulus Media," "we," "us," "our," or the "Company") is a Delaware corporation, organized in 2002, and successor by merger to an Illinois corporation with the same name that had been organized in 1997.

On August 1, 2011, Cumulus completed its previously announced acquisition of the remaining 75.0% of the equity interests of CMP that it did not already own (the "CMP Acquisition"). As a result of the CMP Acquisition, CMP became an indirect wholly-owned subsidiary of the Company. CMP's operating results have been included in the accompanying unaudited consolidated financial statements since the date of the completion of the CMP Acquisition. Prior to the completion of the CMP Acquisition, Cumulus had operated CMP's business pursuant to a management agreement since 2006. In connection with the CMP Acquisition, Cumulus issued 9.9 million shares of its common stock to affiliates of the three private equity firms that collectively owned the 75.0% of CMP not then-owned by Cumulus. Also in connection with the CMP Acquisition, 3.7 million outstanding warrants to purchase shares of common stock of a subsidiary of CMP were amended to instead become exercisable for up to 8.3 million shares of Class B common stock of Cumulus (see Note 7, "Stockholders' Equity").

On September 16, 2011, Cumulus completed its previously announced acquisition of Citadel (the "Citadel Acquisition") for an aggregate purchase price of approximately $2.3 billion, consisting of approximately $1.4 billion in cash, the issuance of 23.4 million shares of the Company's Class A common stock, par value $0.01 per share (the "Class A common stock"), including 0.9 million restricted shares, warrants to purchase 47.7 million shares of Class A common stock, 2.4 million warrants held in reserve for potential future issuance related to the pending final settlement of certain outstanding unsecured claims arising from Citadel's emergence from bankruptcy, and the consideration to settle the debt of Citadel. As a result of the Citadel Acquisition, Citadel became an indirect wholly-owned subsidiary of the Company. Citadel's operating results have been included in the accompanying unaudited consolidated financial statements since the date of the completion of the Citadel Acquisition (see Note 2, "Acquisitions and Dispositions").

Also on September 16, 2011 and in connection with the Citadel Acquisition, the Company issued and sold 51.8 million shares of Class A common stock and warrants to purchase 7.8 million shares of Class A common stock to Crestview, 125,000 shares of Series A preferred stock to Macquarie, and 4.7 million shares of Class A common stock and immediately exercisable warrants to purchase 24.1 million shares of Class A common stock to UBS and certain other entities.

In connection with the closing of the Citadel Acquisition and the completion of the Company's previously announced related global refinancing (the "Global Refinancing"), on September 16, 2011, the Company repaid approximately $1.4 billion in outstanding senior or subordinated indebtedness and other obligations of (a) the Company, (b) certain of the Company's other wholly-owned subsidiaries, and (c) Citadel. This Global Refinancing, and the cash portion of the purchase price paid in the Citadel Acquisition, were funded with (i) $1.325 billion in borrowings under a new first lien term loan, $200.0 million in borrowings under a new first lien revolving credit facility and $790.0 million in borrowings under a new second lien term loan, all as described in more detail in Note 4, "Long-Term Debt," and (ii) proceeds from the sale of $475.0 million of Cumulus Media's common stock, preferred stock and warrants to purchase common stock to certain investors (the "Equity Investment") in a private placement exempt from the registration requirements under the Securities Act of 1933 (the "Securities Act"). The $610.0 million of 7.75% Senior Notes due 2019 (the "7.75% Senior Notes") issued by the Company in May 2011 remain outstanding (see Note 2, "Acquisitions and Dispositions").

Also in connection with the Citadel Acquisition and as part of the transactions contemplated by the Global Refinancing, during the three months ended September 30, 2011, the Company completed an internal restructuring into a holding company structure, which included transferring the remaining assets and operations held directly or indirectly by the Company, other than the equity interests of its direct wholly-owned subsidiary Cumulus Media Holdings Inc. ("Cumulus Holdings"), to Cumulus Holdings (the "Internal Restructuring"). In connection with the Internal Restructuring, all obligations under the 7.75% Senior Notes were assigned to and assumed by Cumulus Holdings, which was substituted for the Company as the issuer and primary obligor thereunder, and the Company provided a guarantee of all such obligations of Cumulus Holdings.

Each of the CMP Acquisition and the Citadel Acquisition has been accounted for under the acquisition method of accounting for business combinations. Under the acquisition method of accounting, the respective purchase prices were allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the respective acquisition dates. Each purchase price allocation is preliminary and is subject to, among other things, the final valuation of assets acquired and liabilities assumed, and may be adjusted for up to twelve months following the closing date of each respective acquisition. For additional information on the preliminary allocation of the purchase price related to each such acquisition (see Note 2, "Acquisitions and Dispositions"). As a result of the foregoing, the accompanying unaudited consolidated financial statements as of and for the period ended September 30, 2011 are not necessarily comparable to the unaudited consolidated financial statements for any prior period.

Nature of Business

Cumulus Media believes it is the largest pure-play radio broadcaster in the United States based on number of stations. At September 30, 2011, Cumulus Media owned or operated more than 570 radio stations (including under local marketing agreements, or "LMAs") in 120 United States media markets and a nationwide radio network serving over 4,000 stations.

Interim Financial Data

The accompanying unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company and the notes related thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010. The accompanying unaudited interim consolidated financial statements include the consolidated accounts of Cumulus and its wholly-owned subsidiaries, with all significant intercompany balances and transactions eliminated in consolidation. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal, recurring adjustments) necessary for a fair presentation of results of operations for and financial condition as of the end of, the interim periods have been made. The results of operations and cash flows for the nine months ended September 30, 2011 and the Company's' financial condition as of such date, are not necessarily indicative of the results of operations or cash flows that can be expected for, or the Company's financial condition as of, any other interim period or for the fiscal year ending December 31, 2011.

The preparation of financial statements in conformity with GAAP requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. On an on-going basis, the Company evaluates its estimates, including those related to bad debts, intangible assets, derivative financial instruments, income taxes, stock-based compensation, contingencies, litigation and purchase price allocations. The Company bases its estimates on historical experience and on various assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual amounts and results may differ materially from these estimates under different assumptions or conditions.

Recent Accounting Pronouncements

ASU 2010-28. In December 2010, the Financial Accounting Standards Board ("FASB") provided additional guidance for performing Step 1 of the test for goodwill impairment when an entity has reporting units with zero or negative carrying values. This Accounting Standards Update ("ASU") updates Accounting Standards Codification ("ASC") topic 350, Intangibles — Goodwill and Other, to amend the criteria for performing Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts and requires performing Step 2 if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. The Company adopted this guidance effective on January 1, 2011. The update did not have a material impact on the Company's consolidated financial statements.

ASU 2010-29. In December 2010, the FASB issued clarification of the accounting guidance related to disclosure of pro forma information for business combinations that occur in the current reporting period. The guidance requires companies to present pro forma information in their comparative financial statements as if the acquisition date for any business combination that occurred in the current reporting period had occurred at the beginning of the prior year reporting period. The Company adopted this guidance effective January 1, 2011. ASU 2010-29 is a disclosure only clarification and its adoption had no impact on the Company's financial condition or results of operation. The Company has included the disclosures required pursuant to this guidance in this report.

ASU 2011-04. In May 2011, the FASB issued ASU 2011-04, which amends ASC topic 820, Fair Value Measurements and Disclosures, to achieve common fair value measurement and disclosure requirements under GAAP and International Financial Reporting Standards ("IFRS"). This standard gives clarification for the highest and best use valuation concepts. The ASU also provides guidance on fair value measurements relating to instruments classified in stockholders' equity and instruments managed within a portfolio. Further, ASU 2011-04 clarifies disclosures for financial instruments categorized within level 3 of the fair value hierarchy that require companies to provide quantitative information about unobservable inputs used, the sensitivity of the measurement to changes in those inputs, and the valuation processes used by the reporting entity. Early adoption is not permitted. Implementation of this standard will be effective in the first fiscal year beginning after December 15, 2011. The Company is currently evaluating the newly prescribed disclosures but does not expect they will have a material impact on the consolidated financial statements.

ASU 2011-8. In September 2011, the FASB issued ASU 2011-8, which amends ASC topic 350, Intangibles-Goodwill and Other. The amendments in this ASU give companies the option to first perform a qualitative assessment to determine whether it is more likely than not (a likelihood of more than 50.0%) that the fair value of a reporting unit is less than its carrying amount. If a company concludes that this is the case, it must perform the two-step goodwill impairment test. Otherwise, a company is not required to perform this two-step test. Under the amendments in this ASU, an entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. Early adoption is permitted. Implementation of this standard will be required for fiscal years beginning after December 15, 2011. The adoption of this guidance is not expected to have an impact on the Company's consolidated financial statements.

1. Description of the Company

Description of Business

Subsidiaries of Citadel Broadcasting Corporation, a Delaware corporation, own and operate radio stations and hold FCC licenses in 27 states and the District of Columbia. Radio stations serving the same geographic area (i.e., principally a city or combination of cities) are referred to as a market. Citadel Broadcasting Corporation (together with its consolidated subsidiaries, the "Company") aggregates the geographic markets in which it operates into one reportable segment ("Radio Markets"). The Company's primary business segment is the Radio Markets segment, which, as of June 30, 2011, consisted of 225 owned and operated radio stations located in over 50 markets across the United States. In addition, the Company also owns and operates Citadel Media (the "Radio Network"), which produces and distributes a variety of radio programming and formats that are syndicated across approximately 4,000 station affiliates and 9,000 program affiliations, and is a separate reportable segment.

Company History

In January 2001, the Company was formed by affiliates of Forstmann Little & Co. ("FL&Co.") in connection with a leveraged buyout transaction of our predecessor, Citadel Broadcasting Company ("Citadel Broadcasting").

In February 2006, the Company and Alphabet Acquisition Corp., a wholly-owned subsidiary of the Company ("ABC Merger Sub"), entered into an agreement and plan of merger with The Walt Disney Company ("TWDC"), and ABC Radio Holdings, Inc. ("ABC Radio"), a wholly-owned subsidiary of TWDC. The Company, ABC Merger Sub, TWDC and ABC Radio consummated the (i) separation of the ABC Radio Network business and 22 ABC radio stations (collectively, the "ABC Radio Business") from TWDC and its subsidiaries, (ii) spin-off of ABC Radio, which holds the ABC Radio Business, and (iii) merger of ABC Merger Sub with and into ABC Radio, with ABC Radio surviving as a wholly-owned subsidiary of the Company (the "ABC Merger"). Immediately thereafter, the separate corporate existence of ABC Merger Sub ceased, and ABC Radio was renamed Alphabet Acquisition Corp. The ABC Merger became effective in June 2007.

Plan of Reorganization

On December 20, 2009 (the "Petition Date"), Citadel Broadcasting Corporation and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") seeking relief under the provisions of Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") (collectively, the "Chapter 11 Proceedings"). On May 10, 2010, the Debtors filed the second modified joint plan of reorganization of Citadel Broadcasting Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (including all modifications, the "Emergence Plan"), and on May 19, 2010 (the "Confirmation Date"), the Bankruptcy Court entered an order (the "Confirmation Order"), confirming the Emergence Plan. On June 3, 2010 (the "Emergence Date"), the Debtors consummated their reorganization and the Emergence Plan became effective. As a result, the Company is considered a successor registrant and, pursuant to Rule 12g-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's class A common stock is deemed to be registered pursuant to Section 12(g) of the Exchange Act.

Under the Emergence Plan, the Debtors distributed three forms of equity: class A common stock, class B common stock and Special Warrants (as defined in Note 9) to purchase class B common stock.

Correction

Certain amounts in the Predecessor's consolidated statement of cash flows (previously reported in the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2010) were corrected in the consolidated statement of cash flows for the five-month period from January 1, 2010 to May 31, 2010, resulting in a decrease in the amount of the line "Reorganization items, net" of $4 million, an increase to net cash provided by operating activities of $4 million, an increase in the change in restricted cash of $4 million and an increase in net cash used in investing activities of $4 million.

2010 Refinancing Transactions

In accordance with the Emergence Plan, approximately $2.1 billion of the debt outstanding prior to the Petition Date was converted into a term loan dated as of the Emergence Date among the Company, the several lenders party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (the "Emergence Term Loan Facility") with an initial principal amount of $762.5 million with a five-year term. See Note 7.

The Company entered into a new credit agreement dated as of December 10, 2010 (the "Credit Agreement") by and among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders. The Credit Agreement consists of a term loan credit facility of $350.0 million with a term of six years (the "Term Loan") and a revolving credit facility in the amount of $150.0 million under which a swing line sub-facility of up to $30.0 million may be borrowed and letters of credit may be issued (the "Revolving Loan," together with the Term Loan, the "Credit Facilities"). The Revolving Loan was undrawn at closing and remained undrawn as of June 30, 2011; however, the Company had $147.1 million of availability under the Revolving Loan due to outstanding letters of credit of $2.9 million. The Company used the proceeds of the Term Loan, along with the net proceeds from the concurrent issuance of the $400.0 million aggregate principal amount of senior notes (the "Senior Notes"), and cash on hand to repay the amounts outstanding under its Emergence Term Loan Facility. See additional discussion in Notes 7 and 8.

Pending Transaction

On March 10, 2011, the Company entered into a definitive merger agreement with Cumulus Media Inc., a Delaware corporation ("Cumulus"), Cumulus Media Holdings Inc. (f/k/a Cadet Holding Corporation), a Delaware corporation and wholly-owned subsidiary of Cumulus ("HoldCo"), and Cadet Merger Corporation, a Delaware corporation and wholly-owned subsidiary of HoldCo ("Cumulus Merger Sub"), which provides that, upon completion of the merger of Cumulus Merger Sub into the Company (the "Cumulus Merger"), each outstanding share of class A common stock and class B common stock of the Company (other than shares owned by Cumulus Merger Sub, held in treasury by the Company or pursuant to which a holder has properly exercised and perfected appraisal rights under Delaware law), will, at the election of the holder thereof and subject to proration as described below, be converted into the right to receive (i) $37.00 in cash (the "Cash Consideration"), or (ii) 8.525 shares of class A common stock, par value $0.01 per share, of Cumulus (the "Stock Consideration" and, together with the Cash Consideration, the "Cumulus Merger Consideration"). In addition, holders of Special Warrants to purchase class B common stock of the Company will have the right to elect to have their Special Warrants adjusted at the effective time of the Cumulus Merger to become the right to receive upon exercise the (i) Cash Consideration or (ii) Stock Consideration, subject to proration as described below.

Holders of nonvested shares of the Company's class A common stock will be eligible to receive the Cumulus Merger Consideration for their shares pursuant to the original vesting schedule for such shares unless earlier accelerated pursuant to the terms of the merger agreement or applicable grant agreement.

The merger agreement provides that each holder of the Company's common stock and/or Special Warrants may elect to receive the Cash Consideration or the Stock Consideration for all or any number of such holder's common stock and/or Special Warrants, however, such elections will be prorated, and consideration adjusted, so that Cumulus will not issue in excess of 151,485,282 shares of Cumulus class A Common Stock (as increased for the exercise of stock options of the Company prior to closing of the Cumulus Merger) or pay in excess of $1,408,728,600 in cash (less the cash value of any dissenting shares and increased for the exercise of Company stock options prior to closing of the Cumulus Merger). In circumstances where holders of common stock and/or Special Warrants of the Company make aggregate elections which exceed either the aggregate available Cash Consideration or aggregate available Stock Consideration, holders of common stock and/or Special Warrants of the Company will receive a combination of Cash Consideration and Stock Consideration pursuant to the terms of the merger agreement. Holders of common stock and/or Special Warrants of the Company who do not make an election will be deemed to have elected, (i) if either the Cash Consideration or the Stock Consideration is oversubscribed, the election that is oversubscribed or (ii) if neither election is oversubscribed, the consideration choice selected by the majority of Citadel shares and warrants for which an election was properly made (or deemed made).

Cumulus has obtained equity and debt financing commitments, subject to certain conditions set forth in definitive agreements related to such commitments, for the transactions contemplated by the merger agreement, the proceeds of which, in addition to cash on hand, will be sufficient for Cumulus to pay the cash portion of the aggregate Cumulus Merger Consideration contemplated by the merger agreement and any associated fees and expenses. In connection with the transactions contemplated by the merger agreement, UBS Securities LLC and affiliates of Crestview Partners and Macquarie Capital (all three, the "Equity Investors" and affiliates of Crestview Partners and Macquarie Capital, the "Original Equity Investors") have agreed, concurrently with the closing of the Cumulus Merger, to purchase for cash an aggregate amount of up to $500 million in shares of Cumulus common stock, preferred stock or warrants to purchase common stock. Depending on the amount of cash elected to be received by Company stockholders in the merger, the Equity Investors' commitments may be reduced in accordance with the investment agreement (as amended from time to time) entered into by the Equity Investors and Cumulus in connection with the Cumulus Merger, subject to a minimum aggregate investment of $395.0 million. In addition, under certain circumstances where Cumulus does not require Macquarie Capital's full investment to consummate the merger, Macquarie Capital may elect to reduce its investment to the extent not so required. Certain affiliates of the Original Equity Investors have guaranteed the respective payment obligations of the termination fees payable by the Equity Investors if the merger agreement is terminated under specified circumstances, pursuant to limited guarantees executed in favor of the Company.

Upon the completion of the Cumulus Merger, the Company would cease to be a publicly reporting company and, when its shares are de-registered, will cease all filings under the Securities Exchange Act of 1934, as amended.

The Cumulus Merger was unanimously approved by the respective Boards of Directors of the Company and Cumulus. The merger agreement will be submitted to a vote of stockholders of the Company as of the close of business on August 3, 2011 at a special meeting of Company stockholders to be held on September 15, 2011.

Consummation of the Cumulus Merger is conditioned, among other things, on (i) the adoption of the merger agreement by stockholders of the Company (voting together as a single class), (ii) the absence of any legal injunction, restraint or prohibition on the consummation of the Cumulus Merger and (iii) the receipt of certain regulatory approvals regarding the transactions contemplated by the merger agreement, including expiration or termination of the waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976 and approval by the FCC.

Cumulus stockholders who held in the aggregate approximately 54% of the outstanding voting power of the Cumulus stock as of March 9, 2011 have approved the issuance of Cumulus' shares in connection with the Cumulus Merger and an amendment to Cumulus' certificate of incorporation in connection with the transactions contemplated by the merger agreement. No further Cumulus stockholder approval is necessary for consummation of the transactions contemplated by the merger agreement.

Completion of the Cumulus Merger is anticipated to occur by the end of 2011, although there can be no assurance the Cumulus Merger will occur within the expected timeframe or at all.

Pursuant to the merger agreement, except as Cumulus may otherwise consent to in writing (which consent will not be unreasonably withheld, conditioned or delayed), the Company has agreed to (i) conduct, in all material respects, its business in the ordinary course; (ii) use commercially reasonable efforts to preserve intact its business organization and significant business relationships and to retain the services of current key officers and key employees; (iii) use commercially reasonable efforts to comply with the Communications Act of 1934, as amended by the Telecommunications Act of 1996, and FCC rules and policies in the operation of its stations; (iv) promptly deliver to Cumulus copies of any material reports or applications filed with the FCC, subject to certain exceptions; (v) promptly notify Cumulus of any inquiry, investigation or proceeding which to its knowledge has been initiated by the FCC relating to its stations, subject to certain exceptions; and (vi) diligently prosecute any pending FCC applications or any other filings necessary or appropriate in other proceedings before the FCC to preserve or obtain any FCC authorization for its stations without material adverse modification, subject to certain exceptions. In addition, under the merger agreement, the Company is not permitted to, without the prior written consent of Cumulus (which consent will not be unreasonably withheld, conditioned or delayed): (a) incur indebtedness, subject to certain exceptions; (b) (i) adjust, split, combine or reclassify any of its capital stock, (ii) make, declare or pay any dividend, or make any other distribution on, or redeem, purchase or otherwise acquire, any shares of its capital stock or any convertible or exchangeable securities, subject to certain exceptions, (iii) grant any stock appreciation rights or rights to acquire shares of its capital stock, other than grants to employees in the ordinary course of business, or (iv) issue any additional shares of capital stock, subject to certain exceptions; (c) change certain specified compensation arrangements, subject to certain exceptions; (d) sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets, subject to certain exceptions; (e) cancel, release, settle or assign any indebtedness or third party claim, action or proceeding, subject to certain exceptions; (f) enter into any local marketing agreement in respect of the programming of any radio or television broadcast station or contract for the acquisition or sale of any radio broadcast station, subject to certain exceptions; (g) enter into any new material line of business, subject to certain exceptions; (h) amend its charter or by-laws or terminate, amend or waive any provisions of any confidentiality or standstill agreements in place with any third parties; (i) except as required by GAAP or the Securities and Exchange Commission as concurred in by its independent auditors or in the ordinary course of business, make any material change in its methods or principles of accounting or make or change any material tax election; (j) enter into or amend in any material respect or waive any of its material rights under specified contracts, subject to certain exceptions; (k) adopt or recommend a plan of dissolution, liquidation, recapitalization, restructuring or other reorganization; (l) except as required by law, enter into or amend in any material respect any collective bargaining agreement; or (m) agree to take, make any commitment to take, or adopt specified resolutions of its board of directors. These constraints could significantly impact the Company's operations and business strategy as discussed in this report prior to the consummation of the proposed Cumulus Merger or the termination of the merger agreement.

License renewal applications may be pending before the FCC at the time the Cumulus Merger occurs. Pursuant to the merger agreement, Cumulus has agreed to request that the FCC apply its policy permitting license assignments and transfers in transactions involving multiple markets to proceed, notwithstanding the pendency of one or more license renewal applications. Under this policy, Cumulus will agree to assume the position of the Company with respect to any pending renewal applications, and to assume the risks relating to such applications.

The closing of the Cumulus Merger would constitute a "change in control" as defined in the Credit Agreement, which would be considered an event of default, also as defined, and could cause all amounts outstanding under the Credit Agreement to become immediately due and payable.

In addition, the closing of the Cumulus Merger would constitute a "change of control" under the indenture governing the Senior Notes. Following the occurrence of a change of control, the Company would be required to make an offer to purchase all outstanding Senior Notes at a price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest.

It is anticipated that the funds necessary to consummate the Cumulus Merger and related transactions will be funded by new credit facilities and equity financing of Cumulus. Under the merger agreement, upon request by Cumulus, the Company has agreed to commence a debt tender offer to purchase the existing Senior Notes. Cumulus had indicated to the Company that its current intention is not to ask the Company to commence the debt tender offer.

Principles of Consolidation and Presentation

The accompanying unaudited consolidated condensed financial statements of the Company include Citadel Broadcasting Corporation, Citadel Broadcasting, ABC Radio and each of their consolidated subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The Company was required to adopt fresh-start reporting as of the Confirmation Date or such later date when all material conditions precedent to the effectiveness of the Emergence Plan had been satisfied, but no later than the Emergence Date. All material conditions were satisfied on the Emergence Date, and in light of the proximity of this date to the Company's May 31, 2010 accounting period end, the effects of fresh-start reporting and the Emergence Plan were reported for accounting purposes as if they occurred on May 31, 2010 (the "Fresh-Start Date"). The Company adopted fresh-start reporting provisions in accordance with accounting guidance on reorganizations (see Note 2). The Company applied the provisions of fresh-start reporting as of May 31, 2010 instead of the June 3, 2010 Emergence Date, which did not result in a material difference to the Company's results of operations or financial condition.

References in this report to "Successor" refer to the Company on or after the Fresh-Start Date. References to "Predecessor" refer to the Company prior to the Fresh-Start Date. Consolidated condensed financial statements as of June 30, 2011 and December 31, 2010, for the three and six months ended June 30, 2011, and for the period from June 1, 2010 through June 30, 2010 represent the Successor's financial position and results of operations (the "Successor Periods"). The consolidated condensed financial statements for the periods from January 1, 2010 through May 31, 2010 and from April 1, 2010 through May 31, 2010 represent the Predecessor's results of operations (the "Predecessor Period"). References in this report to the "Company" refer to Citadel Broadcasting Corporation and its consolidated subsidiaries, whether Predecessor and/or Successor, as appropriate. The Predecessor Period reflects the historical accounting basis of the Predecessor's assets and liabilities, while the Successor Periods reflect assets and liabilities at fair value, based on an allocation of the Company's enterprise value to its assets and liabilities pursuant to accounting guidance related to business combinations (see Note 2). The Company's emergence from bankruptcy resulted in a new reporting entity that had no retained earnings or accumulated deficit as of the Fresh-Start Date. Accordingly, the Company's consolidated condensed financial statements for the Predecessor Period are not comparable to its consolidated condensed financial statements for the Successor Periods.

For the period between the Petition Date and the Fresh-Start Date, the consolidated condensed financial statements of the Predecessor were prepared in accordance with accounting guidance for financial reporting by entities in reorganization under the Bankruptcy Code. Accordingly, reorganization items include the expenses, realized gains and losses, and provisions for losses resulting from the reorganization under the Bankruptcy Code, and are reported separately as reorganization items in the Predecessor's consolidated condensed statement of operations.

The accompanying unaudited consolidated condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments necessary for a fair presentation of results of the interim periods have been made, and such adjustments were of a normal and recurring nature. These statements should be read in conjunction with the consolidated financial statements and notes thereto included in Citadel Broadcasting Corporation's Annual Report on Form 10-K for the year ended December 31, 2010.

In connection with the ABC Merger, the Company is required to divest certain stations to comply with FCC ownership limits. Therefore, these stations, the carrying value of which is immaterial, were assigned to The Last Bastion Station Trust, LLC ("Last Bastion") as trustee under a divestiture trust that complies with FCC rules as of the closing date of the ABC Merger. The trustee agreement stipulates that the Company must fund any operating shortfalls of the trustee's activities, and any excess cash flow generated by the trustee is distributed to the Company. Also, the Company has transferred one other station to a separate divestiture trust to comply with FCC ownership limits in connection with a station acquisition (together with Last Bastion, the "Divestiture Trusts"), and this station was subsequently divested to a third party. The Company has determined that it is the primary beneficiary of the Divestiture Trusts and consolidates the Divestiture Trusts accordingly.

Use of Estimates

Management of the Company has made a number of estimates and assumptions relating to the reporting of assets, liabilities, revenue and expenses and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States. These estimates and assumptions relate in particular to allocations of enterprise value made in connection with fresh-start reporting, fair values of assets and liabilities as of the Fresh-Start Date, the evaluation of goodwill and intangible assets for potential impairment, including changes in market conditions that could affect the estimated fair values, the analysis of the measurement of deferred tax assets, including the calculation of a valuation allowance to reduce the amount of deferred tax asset to the amount that is more likely than not to be realized, the identification and quantification of income tax liabilities due to uncertain tax positions, and the determination of the allowance for estimated uncollectible accounts and notes receivable. The Company also uses assumptions when estimating the value of its supplemental executive retirement plan (the "SERP") and when employing the Black-Scholes valuation model to estimate the fair value of stock options. The Predecessor used estimates to calculate the value of certain fully vested stock units and equity awards containing market conditions and in determining the estimated fair values of its interest rate swap, credit risk adjustments and certain derivative financial instruments. These estimates were based on the information that was available to management at the time of the estimate. Actual results could differ materially from those estimates.

Recent Accounting Standards

In December 2010, the Financial Accounting Standards Board ("FASB") issued guidance that modifies step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity will be required to perform step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. This guidance was effective January 1, 2011, and the adoption did not have a material impact on the Company's consolidated condensed financial statements.

In May 2011, the FASB issued guidance to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and IFRS. The guidance also changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This guidance is effective for reporting periods beginning on or after December 15, 2011, with early adoption prohibited. The Company is currently evaluating the effect that the provisions of this pronouncement will have on its financial statements.

In June 2011, the FASB issued guidance to enhance comparability between entities that report under U.S. GAAP and IFRS, and to provide a more consistent method of presenting non-owner transactions that affect an entity's equity. The guidance eliminates the option to report other comprehensive income and its components in the statement of changes in stockholders' equity and requires an entity to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement or in two separate but consecutive statements. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption of the new guidance is permitted and full retrospective application is required. The Company is currently evaluating the effect that the provisions of this pronouncement will have on its financial statements.

Acquisitions And Dispositions	9 Months Ended
Sep. 30, 2011
Acquisitions and Dispositions [Abstract]
Acquisitions And Dispositions

2. Acquisitions and Dispositions

2011 Acquisitions

Ann Arbor, Battle Creek and Canton Asset Exchange

On February 18, 2011, the Company completed an asset exchange with Clear Channel Communications, Inc. ("Clear Channel"). As part of the asset exchange, the Company acquired eight of Clear Channel's radio stations located in Ann Arbor and Battle Creek, Michigan in exchange for the Company's radio station in Canton, Ohio. The Company disposed of two of the Battle Creek stations simultaneously with the closing of the transaction to comply with the Federal Communications Commission's ("FCC") broadcast ownership limits. The asset exchange was accounted for as a business combination in accordance with FASB's guidance. The fair value of the assets acquired in the asset exchange was $17.4 million. The Company incurred approximately $0.3 million in acquisition costs related to this transaction and expensed them as incurred through earnings within corporate, general and administrative expense. The $4.3 million allocated to goodwill is deductible for tax purposes. The results of operations for the Ann Arbor and Battle Creek stations acquired, which were not material, have been included in the Company's statements of operations since 2007 when the Company entered into an LMA with Clear Channel to manage the stations. Prior to the asset exchange, the Company did not have any preexisting relationship with Clear Channel with regard to the Canton, Ohio market.

In conjunction with the transactions, the Company recorded a net gain of $15.3 million, which is included in gain on exchange of assets or stations in the accompanying unaudited consolidated statements of operations.

The table below summarizes the final purchase price allocation (dollars in thousands):

Allocation	Amount
Property and equipment	$1,790
Broadcast licenses	11,190
Goodwill	4,342
Other intangibles	72

Total purchase price	17,394
Less: Carrying value of Canton station	(2,116)

Gain on asset exchange	$15,278

CMP Acquisition

On August 1, 2011, the Company completed its previously announced acquisition of the remaining 75.0% of the equity interests of CMP that it did not already own. The Company had owned 25.0% of CMP's equity interests since it, together with Bain Capital Partners, LLC ("Bain"), The Blackstone Group L.P. ("Blackstone") and Thomas H. Lee Partners, L.P. ("THL," and together with Bain and Blackstone, the "CMP Sellers"), formed CMP in 2005. Pursuant to a management agreement, the Company had been operating CMP's business since 2006. This management agreement was terminated in connection with the completion of the CMP Acquisition. In connection with the CMP Acquisition, the Company issued 9.9 million shares of its common stock to affiliates of the CMP Sellers. Blackstone received 3.3 million shares of Cumulus' Class A common stock and, in accordance with FCC broadcast ownership rules, Bain and THL each received 3.3 million shares of a newly authorized Class D non-voting common stock, par value $0.01 per share (the "Class D common stock"). This Class D common stock was subsequently converted into an equivalent number of shares of the Company's Class B common stock, par value $0.01 per share (the "Class B common stock"), with substantially identical terms, pursuant to the terms of the Company's Third Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware and effective upon the effectiveness of the Citadel Acquisition (discussed below). Also in connection with the CMP Acquisition, outstanding warrants to purchase 3.7 million shares of common stock of a subsidiary of CMP (the "CMP Restated Warrants") were amended to instead become exercisable for up to 8.3 million shares of common stock of the Company.

In conjunction with the CMP Acquisition, the Company acquired CMP KC, LLC ("KC LLC"), an indirectly wholly-owned subsidiary of CMP. On February 2, 2011, the direct parent company of KC LLC entered into a restructuring support agreement (the "Restructuring Agreement") regarding the restructuring of KC LLC's debt with the lenders under KC LLC credit facilities (the "Restructuring"). The Restructuring is expected to be conducted and implemented through a pre-packaged plan of reorganization filed with the United States Bankruptcy Court for the District of Delaware (the "Pre-packaged Bankruptcy Proceeding"). The Company expects the Pre-packaged Bankruptcy Proceeding will occur, and the Restructuring will be completed, by early 2012. Upon completion of the Restructuring, the Company will no longer have an ownership interest in KC LLC. The Company has determined that it is not the primary beneficiary of KC LLC and does not consolidate KC LLC in accordance with the guidance for variable interest entities.

Under the acquisition method of accounting for business combinations, a preliminary purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration over the net acquisition date fair value of the assets acquired and the liabilities assumed. The fair value of the assets acquired and liabilities assumed represent management's estimates based on information available as of the date of acquisition. The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the fair values of certain tangible and intangible assets and residual goodwill. Management expects to continue to obtain information to assist in finalizing these preliminary valuations during the measurement period (up to one year from the acquisition date). The Company fair valued its historical 25.0% equity interest in CMP and recorded a gain of $11.6 million, the difference between the fair value at acquisition and the carrying value which was zero given CMP's historical losses. With respect to certain outstanding preferred stock of CMP, the Company recorded $0.5 million in dividends for the period from August 1, 2011, the acquisition date, to September 16, 2011. This preferred stock was redeemed on September 16, 2011 for approximately $41.6 million.

Revenues of $32.0 million attributable to CMP since August 1, 2011 are included in the Company's accompanying unaudited consolidated financial statements for both the three and nine month periods ended September 30, 2011.

The preliminary allocation of the purchase price in the CMP Acquisition is as follows (dollars in thousands):

Fair Value of Consideration Transferred	Amount
Fair value of equity consideration to CMP Sellers (1)	$34,909
Fair value of equity consideration to holders of CMP Restated Warrants (2)	29,021
Preferred stock of CMP (3)	41,069
Fair value of assumed debt	619,234

Total purchase price	$724,233

Existing equity interest in CMP (4)	11,636

Total fair value for allocation	$735,869

(1)	Estimated fair value of the 9.9 million shares of the Company's common stock issued to the CMP Sellers, based on the closing price of the Company's Class A common stock on August 1, 2011.
(2)	Estimated fair value of the 3.7 million outstanding CMP Restated Warrants, which are exercisable for 8.3 million shares of the Company's common stock, based on the closing price of the Company's Class A common stock.
(3)	Estimated fair value of preferred stock at the par value of $32.8 million plus cumulative undeclared dividends of $8.3 million.
(4)	Gain on equity investment in CMP, equal to the estimated fair value of the Company's then — existing 25.0% ownership interest in CMP, and based on the closing price of the Company's Class A common stock on August 1, 2011.

Acquisition related costs attributable to the CMP Acquisition included in corporate, general and administrative expenses for the three and nine months ended September 30, 2011 totaled $1.2 million and $1.9 million, respectively.

The purchase price in the CMP Acquisition has preliminarily been allocated to the tangible and intangible assets acquired, and the liabilities assumed, based on management's best estimates of their fair values as of the date of the CMP Acquisition as follows (dollars in thousands):

Allocation	Amount
Current assets	$61,302
Property and equipment	29,091
Broadcast licenses	317,917
Other intangibles	94,422
Goodwill	408,250
Other assets	6,647
Current liabilities	(13,672)
Other long-term liabilities	(6,335)
Deferred income taxes	(161,753)

Total purchase price	$735,869

The material assumptions utilized in the valuation of intangible assets included overall future market revenue growth rates for the residual year of approximately 2.0% and weighted average cost of capital of 10.5%. Goodwill was equal to the difference between the purchase price and the value assigned to tangible and intangible assets and liabilities. $407.7 million of the acquired goodwill balance is non-deductible for tax purposes. Among the factors considered by management that contributed to the purchase price allocation resulting in the recognition of goodwill were CMP's high operating margins, strong sales force and employee base, and its overall market presence.

The indefinite-lived intangible assets acquired in the CMP Acquisition consist of broadcast licenses and goodwill. The definite-lived intangible assets acquired in the CMP Acquisition are being amortized in relation to the economic benefits of such assets over their useful lives and consist of the following (dollars in thousands):

Description	Useful Life in Years	Fair Value
Advertising relationships	6	$94,422

As required by ASU 2010-29, the following unaudited pro forma financial information assumes the CMP Acquisition occurred as of the beginning of the prior year's reporting period. The pro forma financial information for all periods presented also includes the business combination accounting effects from the CMP Acquisition, including the Company's amortization expense resulting from acquired intangible assets, the elimination of certain intangible asset amortization expense incurred by CMP, adjustments to interest expense for certain borrowings, adjustments for transaction-related expenses and the related tax effects as though Cumulus had acquired CMP at January 1, 2010. This unaudited pro forma financial information has been prepared based on estimates and assumptions, which management believes are reasonable, and is not necessarily indicative of the consolidated financial position or results of operations that Cumulus would have achieved had the CMP Acquisition actually occurred at January 1, 2010 or at any other historical date, nor is it reflective of Cumulus' expected actual financial position or results of operations for any future period (dollars in thousands):

	Supplemental Pro Forma Data
	Three Months Ended September 30,		Nine Months Ended September 30,
Description	2011	2010	2011	2010
Total revenue	$112,682	$114,103	$321,969	$325,168
Net (loss) income	$(26)	$11,690	$23,971	$25,518

The unaudited pro forma financial information set forth above for the three and nine months ended September 30, 2011 and 2010, includes adjustments to reflect depreciation and amortization expense based on the fair value of long-lived assets acquired in the CMP Acquisition and interest expense based on the issuance of the Company's 7.75% Senior Notes replacing the historical Company's debt as well as other pro forma adjustments that would be made to prepare pro forma financial information under ASC topic 805, Business Combinations.

Citadel Acquisition

As described in Note 1, "Basis of Presentation" above, on September 16, 2011, the Company completed the Citadel Acquisition.

Based on the results of the elections by Citadel stockholders and warrant holders, and the application of the proration procedures provided for in the agreement governing the Citadel Acquisition (the "Citadel Acquisition Agreement"), the Company paid a total of approximately $1.4 billion in cash and issued approximately 22.5 million shares of its Class A common stock and warrants to purchase approximately 47.7 million shares of its common stock to Citadel securityholders in connection with the Citadel Acquisition. Up to an additional 0.9 million shares of the Company's common stock (which may include warrants to purchase common stock) may be issuable in the future to certain employees of Citadel in connection with the vesting, from time to time, of certain restricted stock awards that, in accordance with the terms of the Citadel Acquisition Agreement, have become payable in shares of Cumulus common stock (or warrants therefor). Additionally, 2.4 million warrants to purchase shares of the Company's common stock related to the pending final settlement of certain outstanding unsecured claims arising from Citadel's emergence from bankruptcy effective June 3, 2010 are held in reserve for potential future issuance by the Company.

In connection with the closing of, and in order to fund a portion of the purchase price payable in the Citadel Acquisition, the Company entered into and completed the transactions contemplated by the Equity Investment (see Note 7, "Stockholders' Equity"). Also in connection therewith, the Company completed its previously announced Internal Restructuring (see Note 1, "Basis of Presentation").

In connection the Citadel Acquisition, the Company agreed that it would divest certain stations to comply with FCC ownership limits. Therefore, these stations were assigned to a trustee under divestiture trusts that comply with FCC rules as of the closing date of the Citadel Acquisition. The trust agreements stipulate that the Company must fund any operating shortfalls of the activities of the stations in the trusts, and any excess cash flow generated by such stations will be distributed to the Company. The Company has determined that it is the primary beneficiary of the trusts and consolidates the trusts accordingly.

Under the acquisition method of accounting for business combinations, a preliminary purchase price has been allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the acquisition date. Goodwill as of the acquisition date is measured as the excess of consideration transferred and the net of the acquisition date fair values of the assets acquired and the liabilities assumed. The fair value of the assets acquired and liabilities assumed represent management's estimates based on information available as of the date of acquisition. The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the fair values of certain tangible and intangible assets and residual goodwill. Management expects to continue to obtain information to assist in finalizing these preliminary valuations during the measurement period (up to one year from the acquisition date).

Revenues of $33.3 million attributable to Citadel since September 16, 2011 are included in the Company's accompanying unaudited consolidated financial statements for the three and nine month periods ended September 30, 2011.

The preliminary allocation of the purchase price in the Citadel Acquisition is as follows (dollars in thousands):

Fair Value of Consideration Transferred	Amount
Cash consideration to Citadel stockholders	$1,405,471
Common stock issued to Citadel stockholders (1)	178,122
Non-cash share-based compensation value	595
Cash consideration to Citadel to settle Citadel obligations	736,072

Total purchase price	$2,320,260

(1)	Estimated fair value of the 22.5 million shares of the Company's common stock and warrants to purchase 47.7 million shares of the Company's common stock issued in conjunction with the Citadel Acquisition and 2.4 million warrants held in reserve for potential future issuance related to the pending the final settlement of certain outstanding unsecured claims arising from Citadel's emergence from bankruptcy, based on the closing price of the Company's Class A common stock on September 16, 2011.

Acquisition related costs attributable to the Citadel Acquisition included in corporate, general and administrative expenses for the three and nine months ended September 30, 2011 totaled $37.2 million and $41.8 million, respectively.

The purchase price in the Citadel Acquisition has preliminarily been allocated to the tangible and intangible assets acquired, and the liabilities assumed, therein based on management's best estimates of their fair values as of the acquisition date as follows (dollars in thousands):

Allocation	Amount
Current assets	$323,230
Property and equipment	194,933
Broadcast licenses	1,136,650
Other intangibles	356,200
Goodwill	844,526
Other assets	19,362
Current liabilities	(105,540)
Other long-term liabilities	(38,784)
Deferred income taxes	(410,317)

Total purchase price	$2,320,260

The material assumptions utilized in the valuation of intangible assets included overall future market revenue growth rates for the residual year of approximately 2.0% and weighted average cost of capital of 10.0%. Goodwill was equal to the difference between the purchase price and the value assigned to tangible and intangible assets and liabilities. $740.5 million of the acquired goodwill balance is non-deductible for income tax purposes. Among the factors considered by management that contributed to the purchase price allocation resulting in the recognition of goodwill were Citadel's station platform throughout prominent national markets and its overall employee base, including its experienced sales force.

The indefinite-lived intangible assets acquired in the Citadel Acquisition consist of broadcast licenses and goodwill.

The definite-lived intangible assets acquired in the Citadel Acquisition are being amortized in relation to the economic benefits of such assets over their useful lives and consist of the following (dollars in thousands):

Description	Useful Life in Years	Fair Value
Broadcast advertising relationships	6	$258,500
Affiliate relationships	5	$41,300
Network advertising relationships	5	$18,600
Other contracts and agreements	2-4	$37,800

The following unaudited pro forma information assumes the Citadel Acquisition occurred as of the beginning of the prior year's reporting period. The pro forma financial information for all periods presented also includes the business combination accounting effects from the Citadel Acquisition, including the Company's amortization expense resulting from acquired intangible assets, the elimination of certain intangible asset amortization expense incurred by Citadel, adjustments to interest expense for certain borrowings, adjustments for transaction-related expenses and the related tax effects as though Cumulus had acquired Citadel at

January 1, 2010. This unaudited pro forma financial information has been prepared based on estimates and assumptions, which management believes are reasonable, and is not necessarily indicative of the consolidated financial position or results of operations that Cumulus would have achieved had the Citadel Acquisition actually occurred at January 1, 2010 or at any other historical date, nor is it reflective of Cumulus' expected actual financial position or results of operations for any future period (dollars in thousands):

	Supplemental Pro Forma Data
	Three Months Ended September 30,		Nine Months Ended September 30,
Description	2011	2010	2011	2010
Total revenue	$297,005	$302,707	$851,310	$873,223
Net (loss) income	$(14,669)	$6,521	$(10,187)	$(8,846)

The unaudited pro forma financial information set forth above for the three and nine months ended September 30, 2011 and 2010 includes adjustments to reflect depreciation and amortization expense based on the fair value of long-lived assets acquired in the Citadel Acquisition and interest expense based on the completion of the Global Refinancing under taken in connection with the completion of the Citadel Acquisition as well as other pro forma adjustments that would be made to prepare pro forma financial information under ASC topic 805, Business Combinations.

2010 Acquisitions

The Company did not complete any material acquisitions or dispositions during the three or nine months ended September 30, 2010.

Emergence From Chapter 11 Proceedings And Fresh-Start Reporting (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Emergence From Chapter 11 Proceedings And Fresh-Start Reporting

2. Emergence from Chapter 11 Proceedings and Fresh-Start Reporting

Plan of Reorganization, Claims Resolution and Plan Distributions

The pre-petition claims of the Debtors are evidenced in the schedules of liabilities filed by the Debtors and by proofs of claim filed by creditors with the Bankruptcy Court. The Bankruptcy Code requires the Bankruptcy Court to set the time within which proofs of claim must be filed in a Chapter 11 case. The Bankruptcy Court established April 21, 2010 as the last date for each person or entity to file a proof of claim (except for governmental units and administrative and priority claims whereby the bar dates were August 17, 2010 and August 2, 2010, respectively). Claims that were objected to are allowed or disallowed through a claims resolution process established by the Bankruptcy Court. Pursuant to objections filed by the Debtors, the Bankruptcy Court has reduced, reclassified and/or disallowed a significant number of claims for varying reasons, including claims that were duplicative, amended, without merit, misclassified or overstated. The claims resolution process is ongoing and will continue until all claims are resolved.

Secured Claims

Holders of senior secured claims received a pro rata share of the Emergence Term Loan Facility and 90% of the equity in the reorganized Successor company (subject to dilution for distributions of equity under the Successor's equity incentive program). As of June 30, 2011, 41.1 million shares of Successor equity had been distributed with respect to secured claims. See further discussion of equity in the Successor at Note 9.

Unsecured Claims

Holders of unsecured claims, including the secured lenders' deficiency claim in the stipulated amount of $267.2 million and the claims of the Predecessor's convertible subordinated noteholders, received a pro rata share of (i) 10% of Successor equity (subject to dilution for distributions of equity under the Successor's equity incentive program) and (ii) $36.0 million in cash. Once the allowed amount of an unsecured claim is determined through settlement or by Bankruptcy Court order, the claimant is entitled to a distribution as provided for by the Emergence Plan. As of June 30, 2011, 4.3 million shares of equity and $33.7 million in cash had been distributed to holders of allowed unsecured claims that totaled $336.0 million, and approximately 286,000 shares of Successor equity and $2.3 million of cash were held in reserve to satisfy remaining allowed, disputed or unreconciled unsecured claims. Shares held in reserve are not designated as class A common stock, class B common stock or Special Warrants until issuance. The cash held in reserve is included with restricted cash and is classified as prepaid expenses and other current assets in the accompanying consolidated condensed balance sheets. The offsetting amount remaining to be disbursed on account of unsecured claims is classified as accounts payable, accrued liabilities and other liabilities in the accompanying consolidated condensed balance sheets. If excess shares of equity and cash remain in reserve after resolution of all disputed unsecured claims, such shares and cash will be distributed to the claimants with allowed unsecured claims pro-rata, based on the number of shares and amount of cash they received pursuant to the Emergence Plan. There is no assurance that there will be sufficient shares and cash to satisfy all allowed claims or any excess shares for any such subsequent distribution.

Administrative and Priority Claims

Pursuant to the Emergence Plan, administrative and priority claims are satisfied with cash. Administrative and priority claims that were allowed as of the Emergence Date were paid in full shortly thereafter. Other administrative claims were required to be asserted by application filed with the Bankruptcy Court by August 2, 2010 (with certain exceptions, including ordinary course of business claims). Proofs of claims for priority claims were required to be submitted by April 21, 2010 (or June 18, 2010 for governmental entities). Any administrative or priority claim that was not asserted in a timely filed application (unless subject to an exception) or timely submitted proof of claim is no longer enforceable against the Debtors. As the claims resolution process remains ongoing, the allowed amounts of certain administrative and priority claims have not yet been established. The Company recorded an estimate of the allowed amount of administrative and priority claims incurred as of the Fresh-Start Date, based on the best information then available to the Company. The claims resolution process for such claims could result in additional expense or income in the Successor's financial statements if actual results differ from such estimates. Such additional expense or income could be material.

Restricted Cash

As of June 30, 2011 and December 31, 2010, the Company had $2.4 million and $3.9 million, respectively, of restricted cash, which is included in prepaid expenses and other current assets in the accompanying consolidated condensed balance sheets, primarily comprised of cash held in reserve to satisfy remaining allowed, disputed, or unreconciled unsecured claims.

Leases and Contracts

As of the Emergence Date, the Debtors assumed the majority of leases and other executory contracts, including numerous collective bargaining agreements, as well as certain employee benefit programs. Any past due amounts owed under the assumed leases and contracts were required to be cured, and all undisputed cure payments were made shortly after the Emergence Date. Continuing obligations under the assumed leases and contracts will be satisfied in the ordinary course of business. Any lease or contract that was not assumed or rejected by order of the Bankruptcy Court, or that had not otherwise expired or terminated pursuant to its terms, was deemed assumed as of the Emergence Date pursuant to the Emergence Plan. Pre-petition amounts owing under rejected leases and contracts, as well as prospective rejection damage claims, were treated as unsecured claims under the Emergence Plan.

Reorganization Items

Reorganization items shown below were a direct result of the Chapter 11 Proceedings and are presented separately in the accompanying consolidated condensed statements of operations during the five months ended May 31, 2010 and consist of the following:

Predecessor
Period from January 1, 2010 through May 31, 2010
(in thousands)
Gain on extinguishment of debt	$(139,813)
Revaluation of assets and liabilities	(921,801)
SERP liability (See Note 6)	10,510
Professional fees	31,666
Rejected executory contracts	5,361

Reorganization items, net	$(1,014,077)

Gain on extinguishment of debt resulted from debt extinguishments exceeding the value of distributions to creditors, and the gain from revaluation of assets and liabilities was a result of the application of fresh-start reporting, as further described below. Professional fees included legal, consulting, and other related services directly associated with the reorganization process. Lease rejections represent the net non-cash amounts that resulted from claims associated with the rejections of certain executory contracts and the adjustment of previously recorded liabilities to their estimated allowed claim amounts.

Application of Fresh-Start Reporting

In accordance with fresh-start reporting, the reorganization value of the Successor was allocated to assets and liabilities in conformity with relevant accounting guidance, with any portion that could not be attributed to specific tangible or identified intangible assets of the Successor reported as goodwill. Each liability existing at the Fresh-Start Date, other than deferred taxes, was stated at the present values of amounts expected to be paid.

As of the Fresh-Start Date, the Company's enterprise value was estimated to be approximately $2.04 billion by using various valuation methods involving numerous projections and assumptions that are inherently subject to significant uncertainties. The net fresh-start valuation adjustments increased the book values of assets, excluding goodwill, and liabilities by $543.8 million and $63.8 million, respectively. The remaining enterprise value of $763.8 million was recorded as goodwill.

Derivative Financial Instruments	9 Months Ended
Sep. 30, 2011
Derivative Financial Instruments [Abstract]
Derivative Financial Instruments

3. Derivative Financial Instruments

The Company's derivative financial instruments are as follows:

May 2005 Option

In May 2005, the Company entered into an interest rate option agreement (the "May 2005 Option"), that provided Bank of America, N.A. the right to enter into an underlying swap agreement with the Company for two years, from March 13, 2009 through March 13, 2011.

The May 2005 Option was exercised effective March 13, 2009. This instrument was not highly effective in mitigating the risks in the Company's cash flows, and therefore the Company deemed it speculative, and accounted for changes in the May 2005 Option's value as interest expense. The Company's balance sheets as of September 30, 2011 and December 31, 2010 reflect current liabilities of zero and $3.7 million, respectively, to include the fair value of the May 2005 Option. The Company reported interest income of $3.7 million, inclusive of the fair value adjustment, during the nine months ended September 30, 2011. There was no income statement impact during the three month period in 2011. Additionally for the three and nine months ended September 30, 2010, the Company reported $0.0 million and $1.2 million in interest income, respectively, related thereto.

The Company does not utilize financial instruments for trading or other speculative purposes.

Green Bay Option

On April 10, 2009 (the "Acquisition Date"), Clear Channel and the Company entered into an LMA pursuant to which the Company is responsible for operating (i.e., programming, advertising, etc.) five Green Bay radio stations and must pay Clear Channel a monthly fee of approximately $0.2 million for a five year term (expiring December 31, 2013), in exchange for the Company retaining the operating profits from managing the radio stations. Clear Channel also has a put option (the "Green Bay Option") that would allow it to require the Company to purchase the five Green Bay radio stations at any time during the two-month period commencing July 1, 2013 (or earlier if the LMA is terminated before this date) for $17.6 million (the fair value of the radio stations as of April 10, 2009). The Company accounts for the Green Bay Option as a derivative contract. Accordingly, the fair value of the put was recorded as a liability offsetting the gain at the Acquisition Date with subsequent changes in the fair value recorded through earnings. The fair value of the Green Bay Option was determined using inputs that are supported by little or no market activity (a "Level 3" fair value measurement). The fair value represents an estimate of the net amount that the Company would be required to pay if the Green Bay Option was transferred to another party as of the date of the valuation (see Note 5, "Fair Value Measurements").

The following table sets forth the location and fair values of derivatives in the unaudited consolidated balance sheets (dollars in thousands):

Information on the Location and Amounts of Derivatives Fair Values in the

Unaudited Consolidated Balance Sheets

		Fair Value
	Balance Sheet Location	September 30, 2011	December 31, 2010
Derivatives not designated as hedging instruments:
Green Bay Option	Other long-term liabilities	$10,711	$8,030
May 2005 Option	Other current liabilities	—	3,683

	Total	$10,711	$11,713

The location and fair values of derivatives in the unaudited consolidated statements of operations are shown in the following table (dollars in thousands):

Information on the Location and Amounts of Derivatives Fair Values in the

Unaudited Consolidated Statements of Operations

		Amount of (Expense) Income Recognized on Derivatives
Derivative Instrument	Statement of Operations Location	For the Three Months Ended September 30, 2011	For the Nine Months Ended September 30, 2011
Green Bay Option	Realized loss on derivative instrument	$(1,436)	$(2,681)
May 2005 Option	Interest expense	—	3,683

	Total	$(1,436)	$1,002

Accounts Receivable (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Accounts Receivable

3. Accounts Receivable

Accounts receivable, net on the accompanying consolidated condensed balance sheets consisted of the following:

	Successor
	June 30, 2011		December 31, 2010
	(in thousands)
Receivables	$147,894		$143,112
Allowance for estimated uncollectible accounts	(5,493	)(a)	(4,361	)(a)

Accounts receivable, net	$142,401		$138,751

(a)	Since the Company's accounts receivable balance reflected its estimated fair value as of the Fresh-Start Date, the allowance for estimated uncollectible accounts was zero as of that date. The balance of the allowance for estimated uncollectible accounts as of December 31, 2010 and June 30, 2011 has continued to build in relation to accounts receivable generated since the Fresh-Start Date.

Long-Term Debt	9 Months Ended
Sep. 30, 2011
Long-Term Debt [Abstract]
Long-Term Debt

4. Long-Term Debt

The Company's long-term debt consisted of the following as of September 30, 2011 and December 31, 2010 (dollars in thousands):

	September 30, 2011	December 31, 2010
7.75% Senior Notes	$610,000	$—
Term loan and revolving credit facilities:
First Lien Term Loan	1,325,000	—
Second Lien Term Loan	790,000	—
Revolving Credit Facility	200,000	—
Term loan	—	593,754
Less: Term loan discount	(24,959)	(2,746)

Total term loan and revolving credit facilities	2,290,041	591,008
Less: Current portion of long-term debt	(9,938)	(15,165)

Long-term debt, net	$2,890,103	$575,843

First Lien and Second Lien Credit Facilities

On September 16, 2011 and in order to complete the Global Refinancing, the Company entered into a (i) First Lien Credit Agreement (the "First Lien Facility"), dated as of September 16, 2011, among the Company, Cumulus Holdings, as Borrower, certain lenders, JPMorgan Chase Bank, N.A., as Administrative Agent ("JPMorgan"), UBS Securities LLC ("UBS"), MIHI LLC ("Macquarie"), Royal Bank of Canada and ING Capital LLC, as Co-Syndication Agents, and U.S. Bank National Association and Fifth Third Bank, as Co-Documentation Agents; and (ii) Second Lien Credit Agreement (the "Second Lien Facility"), dated as of September 16, 2011, among the Company, Cumulus Holdings, as Borrower, certain lenders, JPMorgan, as Administrative Agent, and UBS, Macquarie, Royal Bank of Canada and ING Capital LLC, as Co-Syndication Agents.

The First Lien Facility consists of a $1.325 billion first lien term loan facility, net of an original issue discount of $13.3 million, maturing in September 2018 (the "First Lien Term Loan"), and a $300.0 million revolving credit facility, maturing in September 2016 (the "Revolving Credit Facility"). Under the Revolving Credit Facility, up to $30.0 million of availability may be drawn in the form of letters of credit and up to $30.0 million is available for swingline borrowings. The Second Lien Facility consists of a $790.0 million second lien term loan facility, net of an original issue discount of $11.9 million, maturing in September 2019 (the "Second Lien Term Loan").

At September 30, 2011, there was $1.325 billion outstanding under the First Lien Term Loan, $200.0 million outstanding under the Revolving Credit Facility and $790.0 million outstanding under the Second Lien Term Loan.

Proceeds from borrowings under the First Lien Facility and Second Lien Facility were used, together with certain other funds, to (i) fund the cash portion of the purchase price paid in the Citadel Acquisition; (ii) repay in full amounts outstanding under the revolving credit facility under the Company's pre-existing credit agreement (the "2006 Credit Agreement"); (iii) repay all amounts outstanding under the credit facilities of CMP Susquehanna Corporation ("CMPSC"), an indirect wholly-owned subsidiary of CMP; (iv) redeem CMPSC's outstanding 9.875% senior subordinated notes due 2014 and variable rate senior secured notes due 2014; (v) redeem in accordance with their terms all outstanding shares of preferred stock of CMP Susquehanna Radio Holdings Corp., an indirect wholly-owned subsidiary of CMP ("Radio Holdings") and the direct parent of CMPSC; and (vi) repay all amounts outstanding, including any accrued interest and the premiums thereon, under Citadel's pre-existing credit agreement and to redeem Citadel's 7.75% Senior Notes due 2018.

Borrowings under the First Lien Facility bear interest, at the option of Cumulus Holdings, based on the Base Rate (as defined below) or the London Interbank Offered Rate ("LIBOR"), in each case plus 4.5% on LIBOR-based borrowings and 3.5% on Base Rate-based borrowings. LIBOR-based borrowings are subject to a LIBOR floor of 1.25% for the First Lien Term Loan and 1.0% for the Revolving Credit Facility. Base Rate-based borrowings are subject to a Base Rate Floor of 2.25% for the First Lien Term Loan and 2.0% for the Revolving Credit Facility. Base Rate is defined, for any day, as the fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate, as published by the Federal Reserve Bank of New York, plus 1/2 of 1.0%, (ii) the prime commercial lending rate of JPMorgan, as established from time to time, and (iii) 30 day LIBOR plus 1.0%. The First Lien Term Loan amortizes at a per annum rate of 1.0% of the original principal amount of the First Lien Term Loan, payable quarterly, commencing March 31, 2012, with the balance payable on the maturity date. Amounts outstanding under the Revolving Credit Facility are due and payable at maturity on September 16, 2016.

Borrowings under the Second Lien Facility bear interest, at the option of Cumulus Holdings, at either the Base Rate plus 5.0%, subject to a Base Rate floor of 2.5%, or LIBOR plus 6.0%, subject to a LIBOR floor of 1.5%. The Second Lien Term Loan original principal amount is due on the maturity date, September 16, 2019.

Interest on Base Rate-based borrowings is due on the last day of each calendar quarter, except with respect to swingline loans, for which interest is due on the day that such swingline loan is required to be repaid. Interest payments on loans whose interest rate is based upon LIBOR are due at maturity if the term is three months or less or every three months and at maturity if the term exceeds three months.

For the period from September 16, 2011 through September 30, 2011, borrowings under the First Lien Term Loan bore interest at 5.75% per annum, borrowings under the Revolving Credit Facility bore interest at 5.50% per annum and borrowings under the Second Lien Term Loan bore interest at 7.50% per annum.

The representations, covenants and events of default in the First Lien Facility and the Second Lien Facility are customary for financing transactions of this nature. Events of default in the First Lien Facility and the Second Lien Facility include, among others, (a) the failure to pay when due the obligations owing under the credit facilities; (b) the failure to perform (and not timely remedy, if applicable) certain covenants; (c) certain cross defaults and cross accelerations; (d) the occurrence of bankruptcy or insolvency events; (e) certain judgments against the Company or any of its restricted subsidiaries; (f) the loss, revocation or suspension of, or any material impairment in the ability to use of or more of, any material FCC licenses; (g) any representation or warranty made, or report, certificate or financial statement delivered, to the lenders subsequently proven to have been incorrect in any material respect; and (h) the occurrence of a Change in Control (as defined in the First Lien Facility and the Second Lien Facility, as applicable). Upon the occurrence of an event of default, the lenders may terminate the loan commitments, accelerate all loans and exercise any of their rights under the First Lien Facility and the Second Lien Facility, as applicable, and the ancillary loan documents as a secured party.

As a result of amounts being outstanding under the Revolving Credit Facility on September 30, 2011 the Revolving Credit Facility required compliance with a consolidated total net leverage ratio of 7.75 to 1.0 as of such date (with stepdowns beginning with the quarter ending June 30, 2012 if amounts are then outstanding thereunder).

The First Lien Facility also contains customary restrictive non-financial covenants, which, among other things, and with certain exceptions, limit the Company's ability to incur or guarantee additional indebtedness; consummate asset sales, acquisitions or mergers; make investments; enter into transactions with affiliates; and pay dividends or repurchase stock.

At September 30, 2011, the Company was in compliance with all of the required covenants under the First Lien Facility and the Revolving Credit Facility. The Second Lien Facility does not contain any financial covenants.

Certain mandatory prepayments on the First Lien Term Loan and the Second Lien Term Loan are required upon the occurrence of specified events, including upon the incurrence of certain additional indebtedness, upon the sale of certain assets and upon the occurrence of certain condemnation or casualty events, and from excess cash flow.

The Company's, Cumulus Holdings' and their respective restricted subsidiaries' obligations under the First Lien Facility and the Second Lien Facility are collateralized by a first priority lien and second priority lien, respectively, on substantially all of the Company's, Cumulus Holdings' and their respective restricted subsidiaries' assets in which a security interest may lawfully be granted, including, without limitation, intellectual property and substantially all of the capital stock of the Company's direct and indirect domestic subsidiaries and 66.0% of the capital stock of any future first-tier foreign subsidiaries. In addition, Cumulus Holdings' obligations under the First Lien Facility and the Second Lien Facility are guaranteed by the Company and substantially all of its restricted subsidiaries, other than Cumulus Holdings.

7.75% Senior Notes

On May 13, 2011, the Company issued $610.0 million aggregate principal amount of the 7.75% Senior Notes. Proceeds from the sale of the 7.75% Senior Notes were used to, among other things, repay the $575.8 million outstanding under the term loan facility under the 2006 Credit Agreement.

In connection with the Internal Restructuring, on September 16, 2011, the Company and Cumulus Holdings entered into a supplemental indenture with the trustee under the indenture governing the 7.75% Senior Notes which provided for, among other things, the (i) assumption by Cumulus Holdings of all obligations of the Company; (ii) substitution of Cumulus Holdings for the Company as issuer; (iii) release of the Company from all obligations as original issuer; and (iv) Company's guarantee of all of Cumulus Holdings' obligations, in each case under the indenture and the 7.75% Senior Notes.

Interest on the 7.75% Senior Notes is payable on each May 1 and November 1, commencing November 1, 2011. The 7.75% Senior Notes mature on May 1, 2019.

Cumulus Holdings, as issuer of the 7.75% Senior Notes, may redeem all or part of the 7.75% Senior Notes at any time on or after May 1, 2015. At any time prior to May 1, 2014, Cumulus Holdings may also redeem up to 35.0% of the 7.75% Senior Notes using the proceeds from certain equity offerings. At any time prior to May 1, 2015, Cumulus Holdings may redeem some or all of the 7.75% Senior Notes at a price equal to 100% of the principal amount, plus a "make-whole" premium. If Cumulus Holdings sells certain assets or experiences specific kinds of changes in control, it will be required to make an offer to purchase the 7.75% Senior Notes.

In connection with the substitution of Cumulus Holdings as the issuer of the 7.75% Senior Notes, the Company has also guaranteed the 7.75% Senior Notes. In addition, each existing and future domestic restricted subsidiary that guarantees the Company's indebtedness, Cumulus Holdings' indebtedness or indebtedness of the Company's subsidiary guarantors (other than the Company's subsidiaries that hold the licenses for the Company's radio stations) guarantees, and will guarantee, the 7.75% Senior Notes. The

7.75% Senior Notes are senior unsecured obligations of Cumulus Holdings and rank equally in right of payment to all existing and future senior unsecured debt of Cumulus Holdings and senior in right of payment to all future subordinated debt of Cumulus Holdings. The 7.75% Senior Notes guarantees are the Company's and the other guarantors' senior unsecured obligations and rank equally in right of payment to all of the Company's and the other guarantors' existing and future senior debt and senior in right of payment to all of the Company's and the other guarantors' future subordinated debt. The 7.75% Senior Notes and the guarantees are effectively subordinated to any of Cumulus Holdings', the Company's or the guarantors' existing and future secured debt to the extent of the value of the assets securing such debt. In addition, the 7.75% Senior Notes and the guarantees are structurally subordinated to all indebtedness and other liabilities, including preferred stock, of the Company's non-guarantor subsidiaries, including all of the liabilities of the Company's and the guarantors' foreign subsidiaries and the Company's subsidiaries that hold the licenses for the Company's radio stations.

During the three months ended September 30, 2011, the Company capitalized $41.7 million in deferred financing costs and recorded $25.1 million related to debt discount on the issuance of such debt.

For the three and nine months ended September 30, 2011, the Company recorded $1.0 million and $1.7 million of amortization costs, respectively, related to its credit facilities and 7.75% Senior Notes.

2006 Credit Agreement

In connection with the completion of the offering of the 7.75% Senior Notes and effective May 13, 2011, the Company entered into the Fifth Amendment to the 2006 Credit Agreement, dated as of June 7, 2006. The Fifth Amendment provided the Company the ability to complete the offering of the 7.75% Senior Notes, provided that proceeds therefrom were used to repay in full the term loans outstanding under the 2006 Credit Agreement. In addition, the Fifth Amendment, among other things, (i) provided for an incremental term loan facility of up to $200.0 million, which may only be accessed to repurchase the 7.75% Senior Notes under certain circumstances, (ii) replaced the total leverage ratio in the 2006 Credit Agreement with a secured leverage ratio, and (iii) amended certain definitions in the 2006 Credit Agreement to facilitate the Company's ability to complete the offering of the 7.75% Senior Notes.

The 2006 Credit Agreement provided for a revolving credit facility of $20.0 million, of which no amounts were outstanding at the time of the Global Refinancing. In the third quarter of 2011, in connection with the Global Refinancing, the 2006 Credit Agreement and the related $20.0 million revolving credit facility were terminated.

Intangible Assets (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Intangible Assets

4. Intangible Assets

Successor

Indefinite-Lived Intangible Assets and Goodwill

As a result of fresh-start reporting, FCC licenses were revalued to $893.6 million, which represented an increase of $293.0 million. Upon the application of fresh-start reporting, the Company recorded goodwill of $763.8 million, and the Predecessor's goodwill of $322.0 million was eliminated.

The Company evaluates its intangible assets for impairment as of October 1, its annual impairment testing date, or more frequently if events or changes in circumstances indicate that the assets might be impaired. As of June 30, 2011, the Company concluded that there had been no conditions or events that would require an interim asset impairment analysis.

If market conditions and operational performance of the Company's reporting units were to deteriorate and management had no expectation that the performance would improve within a reasonable period of time or if an event occurs or circumstances change that would, more likely than not, reduce the fair value of its intangible assets below the amounts reflected in the balance sheet, the Company may be required to recognize impairment charges in future periods.

The changes in the carrying amounts of FCC licenses and goodwill for the six months ended June 30, 2011 are as follows:

	FCC Licenses	Goodwill
	(in thousands)
Balance as of January 1, 2011	$893,610	$763,849
Addition	65	—
Disposition	(5,700)	—

Balance as of June 30, 2011	$887,975	$763,849

Definite-Lived Intangible Assets

Definite-lived intangible assets consist primarily of customer and affiliate relationships, but also include certain other intangible assets identified in conjunction with fresh-start reporting or acquired in business combinations. In connection with the adoption of fresh-start reporting, the Company's definite-lived intangible assets were revalued, which resulted in customer and affiliate relationships of $193.4 million and $45.5 million, respectively. This revaluation represented net increases to the customer and affiliate relationships of $176.1 million and $31.6 million, respectively. These assets are being amortized in relation to the economic benefits of such assets over total estimated useful lives of approximately four to six years.

Approximately $16.5 million and $33.0 million of amortization expense was recognized on the intangible assets discussed above during the three and six months ended June 30, 2011, respectively. Approximately $6.3 million of amortization expense was recognized on these intangible assets during the one month ended June 30, 2010.

Other definite-lived intangible assets, excluding the customer relationships and affiliate relationships, are a component of other assets, net, in the accompanying consolidated condensed balance sheets. As a result of fresh-start reporting, other intangible assets, including income contracts and favorable leases, were increased by $36.0 million to $36.7 million. The balance of other intangible assets as of June 30, 2011 and December 31, 2010 was $25.8 million and $30.9 million, respectively. These assets are generally being amortized over their estimated useful lives of approximately three to six years. The amount of amortization expense for definite-lived intangible assets, excluding the customer and affiliate relationships discussed above, during the three and six months ended June 30, 2011 was $2.5 million and $5.0 million, respectively, and $0.8 million during the one month ended June 30, 2010. The Company estimates the following amount of amortization expense over the next five years related to the total definite-lived intangible asset balance as of the Fresh-Start Date:

(in thousands)

2011	$76,023
2012	62,836
2013	50,286
2014	22,439
2015	10,295

$221,879

Predecessor

Indefinite-Lived Intangible Assets and Goodwill

During the period from January 1, 2010 through May 31, 2010, the Company concluded that there had been no conditions or events that would require an interim asset impairment analysis.

Definite-Lived Intangible Assets

In connection with the ABC Merger, the Predecessor acquired customer relationship and affiliate relationship assets that were being amortized in relation to the economic benefits of such assets over total estimated useful lives of approximately five to seven years. Approximately $2.0 million and $5.0 million of amortization expense was recognized on these intangible assets during the two and five months ended May 31, 2010, respectively.

The amount of amortization expense for definite-lived intangible assets, excluding the customer and affiliate relationships discussed above, during the two and five months ended May 31, 2010 was $0.1 million and $0.2 million, respectively.

Fair Value Measurements	9 Months Ended
Sep. 30, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

5. Fair Value Measurements

The three levels of the fair value hierarchy to be applied to financial instruments when determining fair value are described below:

Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the entity has the ability to access;

Level 2 — Valuations based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities; and

Level 3 — Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Company's financial assets and liabilities are measured at fair value on a recurring basis.

Financial assets and liabilities measured at fair value on a recurring basis as of September 30, 2011 were as follows (dollars in thousands):

		Fair Value Measurements at Reporting Date Using
	`Total Fair Value	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Liabilities:
Other current liabilities
Green Bay Option (1)	$10,711	$—	$—	$10,711

Total liabilities	$10,711	$—	$—	$10,711

(1)	The fair value of the Green Bay Option was determined using inputs that are supported by little or no market activity (a Level 3 fair value measurement). The fair value represents an estimate of the net amount that the Company would pay if the option were transferred to another party as of the date of the valuation. The option valuation incorporates a credit risk adjustment to reflect the probability of default by the Company.

The reconciliation below contains the components of the change in fair value associated with the Green Bay Option from December 31, 2010 to September 30, 2011 (dollars in thousands):

Description	Green Bay Option
Fair value balance at December 31, 2010	$8,030
Add: Mark to market fair value adjustment	2,681

Fair value balance at September 30, 2011	$10,711

To estimate the fair value of the Green Bay Option, the Company used a Black-Scholes valuation model. The significant inputs for the valuation model include the following:

•	total term of 1.9 years;

•	volatility rate of 27.6%;

•	annual dividend rate of 0.0%;

•	discount rate of 0.2%; and

•	market value of Green Bay stations of $5.2 million.

The use of a different valuation model, or of different inputs or assumptions, could result in a materially different valuation.

The carrying values of receivables, payables, and accrued expenses approximate their respective fair values due to the short maturity of these instruments.

The following table shows the gross amounts and fair value of the Company's First Lien Term Loan, Second Lien Term Loan, Revolving Credit Facility, 7.75% Senior Notes and term loan under the 2006 Credit Agreement (dollars in thousands):

	September 30, 2011	December 31, 2010
First Lien Term Loan:
Carrying value	$1,325,000	$—
Fair value value	$1,225,625	$—

Second Lien Term Loan:
Carrying value	$790,000	$—
Fair value	$718,900	$—

Revolving Credit Facility:
Carrying value	$200,000	$—
Fair value	$200,000	$—

7.75% Senior Notes:
Carrying value	$610,000	$—
Fair value	$495,625	$—

Term loan:
Carrying value	$—	$593,755
Fair value	$—	$547,850

As of September 30, 2011, the Company used the trading prices of 92.5% and 91.0% to calculate the fair value of the First Lien Term Loan and Second Lien Term Loan, respectively, and 81.3% to calculate the fair value of the 7.75% Senior Notes.

Acquisitions And Dispositions (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Acquisitions And Dispositions

5. Acquisitions and Dispositions

During the first quarter of 2011, the Divestiture Trusts completed the sale of a station for a total purchase price of approximately $5.8 million, of which $2.0 million was received in cash. The remainder consists of a note receivable, which is payable monthly with final maturity in January 2018.

Stock Based Compensation	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Stock Based Compensation

6. Stock Based Compensation

On September 16, 2011, the Company issued stock options to certain of its officers under the Cumulus Media Inc. 2011 Equity Incentive Plan for 17,748,000 shares of Class A common stock with an aggregate grant date fair value of $23.4 million. The options have an exercise price of $4.34 per share, and provide for vesting on each of the first four anniversaries of the date of grant, with 30.0% of each award vesting on each of the first two anniversaries thereof, and 20.0% of each award vesting on each of the next two anniversaries thereof.

In accordance with the terms of the Citadel Acquisition Agreement, each restricted stock award that was outstanding under Citadel's 2010 Equity Incentive Plan immediately prior to the effective time of the Citadel Acquisition was deemed to constitute, on the same terms and conditions as were applicable under the original award, an award of (i) cash consideration, (ii) stock consideration, or (iii) mixed consideration, as determined in accordance with the Citadel Acquisition Agreement. This conversion resulted in the issuance of 883,386 restricted shares of the Company's Class A common stock with an aggregate fair value of $2.2 million and payment of $17.6 million of cash consideration, of which $5.4 million was recognized in conjunction with the preliminary purchase price allocation for the portion of stock-based compensation expense related to the period prior to the Citadel Acquisition. The adjusted restricted shares will vest in full on June 3, 2012 or upon a termination without cause by the Company or for good reason by the employee, as defined under Citadel's 2010 Equity Incentive Plan.

During the second quarter of 2011, the Company granted 23,000 shares of time-vesting restricted Class A common stock, with an aggregate fair value on the date of grant of $0.1 million, or $4.43 per share, to the non-employee directors of the Company.

During the first quarter of 2011, the Company granted Mr. L. Dickey, the Company's chairman, president and chief executive officer, 160,000 shares of performance-vesting restricted Class A common stock and 160,000 shares of time-vesting restricted Class A common stock. The fair value on the date of grant of both of these awards was $1.6 million, or $4.87 per share. In addition, during the first quarter of 2011, the Company granted 170,000 shares of time-vesting Class A common stock, with an aggregate fair value on the date of grant of $0.8 million, or $4.87 per share, to certain other officers of the Company.

For the three and nine months ended September 30, 2011, the Company recognized approximately $1.6 million and $2.8 million, respectively, in stock-based compensation expense, including $1.0 million and $2.1 million, respectively, of non-cash stock-based compensation expense.

10. Stock-Based Compensation

Successor

The Company adopted the Citadel Broadcasting Corporation 2010 Equity Incentive Plan (the "2010 EI Plan") via approval of the Bankruptcy Court, effective as of the Emergence Date, which was amended on June 9, 2010. The 2010 EI Plan provides for grants of nonqualified stock options, incentive stock options, stock appreciation rights, performance awards, restricted stock units, restricted stock and other stock awards (collectively, the "Awards").

The aggregate number of shares of common stock available for delivery pursuant to Awards granted under the 2010 EI Plan is 10,000,000 shares, and as of June 30, 2011, the total number of shares that remain authorized, reserved, and available for issuance under the 2010 EI Plan was 5.8 million.

On a pre-tax basis, total stock-based compensation expense for the three and six months ended June 30, 2011 was $11.5 million and $23.6 million, respectively, excluding $0.6 million paid by the Company for taxes related to the vesting of stock awards for each of the three and six months ended June 30, 2011. The associated tax benefit related to the stock-based compensation expense for the three and six months ended June 30, 2011, was $4.6 million and $9.4 million, respectively. As of June 30, 2010, no share-based payments had been issued under the 2010 EI Plan; accordingly, the Company recognized no stock-based compensation expense during June 2010.

As of June 30, 2011, unrecognized pre-tax stock-based compensation expense was approximately $37.9 million and is expected to be recognized over a weighted average period of less than one year.

The following table summarizes the Successor's stock option activity for the six months ended June 30, 2011:

	Options (in thousands)	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Options of Common Stock
Outstanding as of January 1, 2011	3,267	$29.00
Granted	—	—
Exercised	—	—
Forfeited	—	—
Cancelled	(107)	29.00

Outstanding as of June 30, 2011	3,160	$29.00	9.4	$13,747

Vested or expected to vest as of June 30, 2011 (1)	3,110	$29.00	9.4	$13,527

Exercisable as of June 30, 2011	1,053,396	$29.00	9.4	$4,582

(1)	Options expected to vest represent the options outstanding reduced for estimated forfeitures.

No options were granted or exercised during the six months ended June 30, 2011.

The Successor's activity related to shares of nonvested stock for the six months ended June 30, 2011 is summarized as follows:

	Number of Nonvested Share Awards (in thousands)	Weighted- Average Grant Date Fair Value
Shares of Nonvested Class A Common Stock Awards
Nonvested awards as of January 1, 2011	1,207	$23.00
Granted	60	33.85
Awards vested	(594)	23.00
Forfeited	(20)	23.00

Nonvested awards as of June 30, 2011	653	$24.00

The total grant date fair value of awards of nonvested shares of class A common stock that vested during the six months ended June 30, 2011 was $13.7 million.

Predecessor

Total stock-based compensation expense for the periods from April 1, 2010 through May 31, 2010 and from January 1, 2010 through May 31, 2010 was $1.2 million and $1.9 million, respectively, on a pre-tax basis. No tax benefit was recognized with respect to this expense in the Predecessor periods since there was a valuation allowance against the Company's deferred tax asset. The Predecessor issued no share-based payments and there were no options exercised during the period from January 1, 2010 through May 31, 2010. The total fair value of awards of nonvested shares of common stock units that vested during the Predecessor period was $2.9 million.

Nonvested shares of the Predecessor's common stock and options to purchase shares of the Predecessor's common stock were generally granted under the Citadel Broadcasting Corporation Amended and Restated 2002 Stock Option and Award Plan (the "2002 Stock Option and Award Plan"). However, pursuant to the Emergence Plan, the 2002 Stock Option and Award Plan was terminated as of the Emergence Date and all share-based payments previously granted thereunder were canceled as of the Emergence Date. As of the Fresh-Start Date, approximately 7.5 million options to purchase common stock and 1.4 million nonvested shares were outstanding.

Other Long-Term Liabilities (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Other Long-Term Liabilities

6. Other Long-Term Liabilities

Amounts that the Company's national representation firm paid to settle the Predecessor's then-remaining obligations under contracts with previous national representation firms that were cancelled in connection with the replacement of the prior firms represented a deferred obligation of the Predecessor. Additionally, the guaranteed minimum amount of national sales for a period specified in the underlying contract with the Predecessor's national representation firm was not attained, which also resulted in a deferred liability of the Predecessor. The deferred obligation remaining as of the Fresh-Start Date was determined to approximate fair value. The deferred amount is being amortized over the term of the underlying agreement as a reduction to national commission expense, which is included in cost of revenue.

As a result of applying fresh-start reporting, the Company also recognized certain unfavorable leases and contracts, which resulted from agreements with rates in excess of market value rates as of the Fresh-Start Date. These amounts are being amortized on a straight-line basis over the terms of the underlying contracts as a component of cost of revenue or selling, general and administrative expenses as appropriate. In addition, the Company's liability under the SERP was initially recorded at its estimated fair value as of the Fresh-Start Date. Expense amounts related to the liability are being amortized over the applicable service period as a component of non-cash compensation expense and were $0.3 million and $0.6 million during the three and six months ended June 30, 2011. The Company evaluates the estimated fair value of the SERP liability as of each reporting date to determine if any significant changes have occurred in the underlying assumptions. Any change in the fair value is recognized in the statement of operations at the time of adjustment.

Stockholders' Equity	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Stockholders' Equity

7. Stockholders' Equity

The Company is authorized to issue an aggregate of 1,450,644,871 shares divided into four classes consisting of: (i) 750,000,000 shares designated as Class A common stock, (ii) 600,000,000 shares designated as Class B common stock, (iii) 644,871 shares designated as Class C common stock and (iv) 100,000,000 shares of preferred stock, each with a par value of $.01 per share (see Note 8, "Redeemable Preferred Stock"). Effective September 16, 2011, upon the filing with the Secretary of State of the State of Delaware of the Company's Third Amended and Restated Certificate of Incorporation (the "Third Amended and Restated Charter"), each then-outstanding share of Class D common stock was converted to one share of Class B common stock.

As discussed in Note 1, "Basis of Presentation, and Note 2, "Acquisitions and Dispositions," the Company completed the CMP Acquisition on August 1, 2011. In connection with the CMP Acquisition, the Company issued approximately 3.3 million shares of Class A common stock and 6.6 million shares of Class B common stock to affiliates of the three private equity firms that had collectively owned the 75.0% of CMP not then-owned by the Company. Also in connection with the CMP Acquisition, the 3.7 million outstanding CMP Restated Warrants were amended to become exercisable for up to 8.3 million shares of Class B common stock.

As also discussed in Note 1, "Basis of Presentation," and Note 2, "Acquisitions and Dispositions," the Company completed the Citadel Acquisition on September 16, 2011. In connection with the Citadel Acquisition, the Company issued 23.4 million shares of Class A common stock, including 0.9 million restricted shares, and warrants to purchase 47.7 million shares of Class A common stock (the "Citadel Warrants") to holders of Citadel's common stock and warrants. Additionally, 2.4 million warrants to purchase shares of the Company's common stock related to the pending final settlement of certain outstanding unsecured claims arising from Citadel's emergence from bankruptcy effective June 3, 2010 are held in reserve for potential future issuance by the Company.

On September 16, 2011, pursuant to the Equity Investment, the Company issued and sold (i) 51.8 million shares of Class A common stock and warrants to purchase 7.8 million shares of Class A common stock with an exercise price of $4.34 per share (the "Crestview Warrants") to an affiliate of Crestview Partners II, L.P.; (ii) 125,000 shares of its newly created series of preferred stock to an affiliate of Macquarie (see Note 8, "Redeemable Preferred Stock"); and (iii) 4.7 million shares of Class A common stock and warrants to purchase 24.1 million shares of Class A common stock (the "UBS Warrants," and, together with the Citadel Warrants, the "Company Warrants") to UBS and certain other investors to whom UBS syndicated a portion of its investment commitment.

Gross proceeds from the September 16, 2011 issuances of equity securities described above was $350.0 million. Direct issuance costs related to the issuances of the equity securities described above was $26.2 million, of which $16.2 million was paid as of September 30, 2011.

Common Stock

Except with regard to voting and conversion rights, shares of Class A, Class B and Class C common stock are identical in all respects. The preferences, qualifications, limitations, restrictions, and the special or relative rights in respect of the common stock and the various classes of common stock are as follows:

•

Voting Rights. The holders of shares of Class A common stock are entitled to one vote per share on any matter submitted to a vote of the stockholders of the Company, and the holders of shares of Class C common stock are entitled to ten votes for each share of Class C common stock held. Generally, the holders of shares of Class B common stock are not entitled to vote on any matter. However, holders of Class B common stock and Class C common stock are entitled to a separate class vote on any amendment or modification of any specific rights or obligations of the holders of Class B common stock or Class C common stock, respectively, that does not similarly affect the rights or obligations of the holders of Class A common stock. The holders of Class A common stock and of Class C common stock vote together, as a single class, on all matters submitted for a vote to the stockholders of the Company.

•

Conversion. Each holder of Class B common stock and Class C common stock is entitled to convert at any time all or any part of such holder's shares into an equal number of shares of Class A common stock; provided, however, that to the extent that such conversion would result in the holder holding more than 4.99% of Class A common stock following such conversion, the holder shall first deliver to the Company an ownership certification to enable the Company (a) to determine that such holder does not have an attributable interest in another entity that would cause the Company to violate applicable FCC rules and regulations and (b) to obtain any necessary approvals from the FCC or the United States Department of Justice.

After payment of dividends to the holders of Series A Preferred Stock, the holders of the Company's common stock share ratably in any dividends that may be declared by the board of directors of the Company.

2009 Warrants

In June 2009, in connection with the execution of an amendment to its then-existing credit agreement, the Company issued warrants to purchase 1.3 million shares of Class A common stock to the lenders under that credit agreement (the "2009 Warrants"). The 2009 Warrants expire on June 29, 2019. Each 2009 Warrant is immediately exercisable to purchase Class A common stock at an exercise price of $1.17 per share. The number of shares of Class A common stock issuable upon exercise of the 2009 Warrants is subject to adjustment in certain circumstances, including upon the payment of a dividend in shares of Class A common stock. As of September 30, 2011, 1.2 million 2009 Warrants remain outstanding.

CMP Restated Warrants

Also in connection with the completion of the CMP Acquisition, Radio Holdings entered into an amended and restated warrant agreement, dated as of August 1, 2011 (the "Restated Warrant Agreement"), with the holders of outstanding warrants to purchase shares of common stock of Radio Holdings. Pursuant to the Restated Warrant Agreement, and subject to the terms and conditions thereof, the previously outstanding 3.7 million Radio Holdings warrants were amended and restated to no longer be exercisable for shares of common stock of Radio Holdings but instead be exercisable, commencing on May 2, 2012 (the "Exercise Date") at an exercise price of $.01 per share, for an aggregate of 8.3 million shares of Class B common stock (subject to adjustments for rounding for fractional shares) (the "CMP Restated Warrants"). The CMP Restated Warrants expire upon the earlier to occur of (i) March 26, 2019 and (ii) the later of (A) the 30th day succeeding the redemption in full of all of Radio Holdings' outstanding Series A preferred stock, and (b) the 90th day succeeding the Exercise Date. The fair value of the CMP Restated Warrants is based upon the fair value of the underlying stock.

Equity Held in Reserve

Citadel emerged from bankruptcy effective June 3, 2010 and, as of September 16, 2011, certain bankruptcy-related claims remained open for final resolution. As part of the Citadel Acquisition and as of September 30, 2011, 2.4 million of warrants to purchase the company's common stock were reserved for potential future issuance in connection with the settlement of these remaining allowed, disputed or unreconciled unsecured claims. Equity held in reserve is included in additional paid - in capital on the consolidated balance sheet at September 30, 2011.

Company Warrants

At the effective time of the Citadel Acquisition, the Company issued the Company Warrants. The Company Warrants were issued under a warrant agreement (the "Warrant Agreement"), dated September 16, 2011, and the Company Warrants entitle the holders thereof to purchase, on a one-for-one basis, shares of Class A common stock and are exercisable at any time prior to June 3, 2030 at an exercise price of $0.01 per share. The exercise price of the Company Warrants is not subject to any anti-dilution protection, other than standard adjustments in the case of stock splits, dividends and the like. Pursuant to the terms and conditions of the Warrant Agreement, upon the request of a holder, the Company has the discretion to issue, upon exercise of the Company Warrants, shares of Class B in lieu of an equal number of shares of Class A common stock and, upon request of a holder and at the Company's discretion, the Company has the right to exchange warrants to purchase an equivalent number of shares of Class B common stock for outstanding warrants to purchase shares of Class A common stock.

Conversion of the Company Warrants is subject to the Company's compliance with applicable FCC regulations, and the Company Warrants are exercisable provided that ownership of the Company by the holder does not cause the Company to violate applicable FCC rules and regulations surrounding foreign ownership of broadcasting licenses.

Holders of Company Warrants will participate ratably in any distributions on the Company's common stock on an as-exercised basis. No distribution shall be made to holders of Company Warrants or common stock if (i) an FCC ruling, regulation or policy prohibits such distribution to holders of Company Warrants or (ii) the Company's FCC counsel opines that such distribution is reasonably likely to cause (a) the Company to violate any applicable FCC rules or regulations or (b) any holder of Company Warrants to be deemed to hold an attributable interest in the Company.

Crestview Warrants

Pursuant to the Equity Investment, but pursuant to a separate warrant agreement, the Company issued 7.8 million Crestview Warrants to purchase shares of Class A common stock at an exercise price of $4.34 per share. The Crestview Warrants are exercisable until the tenth anniversary of the closing of the Equity Investment, and the exercise price is subject to standard weighted average adjustments in the event that the Company subsequently issues additional shares of common stock or common stock derivatives for less than the fair market value per share as of the date of such issuance or sale. In addition, the number of shares of Class A common stock issuable upon exercise of the Crestview Warrants, and the exercise price of the Crestview Warrants, are subject to adjustment in the case of stock splits, dividends and the like.

9. Stockholders' Equity

Successor

Pursuant to the Emergence Plan and upon the Company's emergence from bankruptcy, the Company issued three forms of equity: class A common stock, class B common stock and warrants to purchase shares of class B common stock (the "Special Warrants"). As of its emergence from bankruptcy, the Company issued approximately 3.0 million shares of class A common stock; approximately 16.7 million shares of class B common stock and approximately 25.4 million Special Warrants.

The Company is authorized to issue up to 100 million shares of class A common stock, of which approximately 4.4 million shares, net of shares held in treasury, were outstanding as of June 30, 2011, including 0.7 million nonvested shares of class A common stock. Each holder of class A common stock has unlimited voting rights and is entitled to one vote for each share and shall vote, together with the holders of class B common stock, as a single class with respect to the limited number of matters which may be submitted to a vote of the holders of common stock and for which the holders of class B common stock are entitled to vote.

The Company acquired approximately 0.2 million shares of class A common stock for approximately $6.6 million during both the three and six months ended June 30, 2011 through transactions related to the vesting of previously awarded nonvested shares of class A common stock. Upon vesting, the Company withheld shares of stock in an amount sufficient to pay the employee's minimum statutory withholding tax required by the relevant tax authorities.

The Company is authorized to issue up to 100 million shares of class B common stock, of which approximately 19.1 million shares were issued and outstanding as of June 30, 2011. Holders of class B common stock have certain limitations on their voting rights, but are entitled to vote on most material matters involving the Company, including material asset sales, business combinations and recapitalizations. Each holder of class B common stock is entitled to a separate class vote on any amendment or modification of any specific rights or obligations of the holders of class B common stock that does not similarly affect the rights or obligations of the holders of class A common stock. If certain specific actions are submitted to a vote of the holders of common stock, each share of class B common stock shall be entitled to vote with class A common stock, with each share of common stock having one vote and voting together as a single class. Each share of class B common stock may be converted into one share of class A common stock by the holder, provided that such holder does not have an attributable interest in another entity that would cause the Company to violate applicable FCC multiple ownership rules and regulations.

As of the Emergence Date, the Company issued Special Warrants to purchase up to an aggregate of approximately 25.4 million shares of class B common stock to certain holders of senior claims and general unsecured claims, of which 22.9 million Special Warrants were outstanding as of June 30, 2011. The Special Warrants have a 20-year term and will expire on June 3, 2030. The conversion of the Special Warrants is subject to the Company's compliance with applicable FCC regulations. Each Special Warrant to purchase class B common stock may be exercised prior to its expiration date at the minimal exercise price, which is the $0.001 per share par value of the class B common stock, provided that ownership of the Company by the holder does not cause the Company to violate applicable FCC rules and regulations surrounding foreign ownership of broadcasting licenses.

The Company is authorized to issue up to 50 million shares of preferred stock. No preferred shares were issued as of June 30, 2011.

The holders of Special Warrants participate in any dividends ratably, provided that no such distribution shall be made to holders of Special Warrants, class A common stock and class B common stock if (i) an FCC ruling, regulation or policy prohibits such distribution to holders of warrants or (ii) the Company's FCC counsel opines that such distribution is reasonably likely to cause (a) the Company to violate any applicable FCC rules or regulations or (b) any such holder of Special Warrants to be deemed to hold an attributable interest in the Company.

Equity Held in Reserve

Holders of unsecured claims, including the secured lenders' deficiency claim in the stipulated amount of $267.2 million and the claims of the Predecessor's convertible subordinated noteholders, received a pro rata share of (i) 10% of Successor equity (subject to dilution for distributions of equity under the Successor's equity incentive program) and (ii) $36.0 million in cash. Once the allowed amount of an unsecured claim is determined through settlement or by Bankruptcy Court order, the claimant is entitled to a distribution as provided for by the Emergence Plan. As of June 30, 2011, 4.3 million units of equity and $33.7 million in cash had been distributed to holders of allowed unsecured claims that totaled $336.0 million; and approximately 286,000 units of Successor equity and $2.3 million of cash were held in reserve to satisfy remaining allowed, disputed or unreconciled unsecured claims. Shares held in reserve are not designated as class A common stock, class B common stock or Special Warrants until issuance. The Successor equity held in reserve to be disbursed on account of unsecured claims is separately identified in the accompanying consolidated condensed balance sheets. If sufficient excess shares of equity and cash remain in reserve after resolution of all disputed unsecured claims, such shares and cash will be distributed to the claimants with allowed unsecured claims pro-rata, based on the number of shares and amount of cash they received pursuant to the Emergence Plan.

Predecessor

Citadel Broadcasting Corporation was incorporated in Delaware in 1993 and was initially capitalized by partnerships affiliated with FL&Co. in connection with a leveraged buyout transaction. The Predecessor's initial public offering registration statement with the Securities and Exchange Commission was declared effective in July 2003. The Predecessor issued 151.7 million shares of its common stock to TWDC's stockholders in connection with the ABC Merger. In connection with the Company's reorganization and emergence from bankruptcy, all shares of common stock of the Predecessor outstanding prior to the Emergence Date were cancelled pursuant to the Emergence Plan.

Senior Debt (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Senior Debt

7. Senior Debt

Senior debt consisted of the following as of June 30, 2011 and December 31, 2010:

	Successor
	June 30, 2011	December 31, 2010
	(in thousands)
Type of Borrowing
Term Loan	$296,500	$350,000
Less current portion of senior debt	—	3,500

Total senior debt less current portion	$296,500	$346,500

On the Emergence Date, approximately $2.1 billion of the debt outstanding prior to the Petition Date was converted into the Emergence Term Loan Facility, which was guaranteed by the Company's operating subsidiaries. The initial principal amount of $762.5 million under the Emergence Term Loan Facility was payable in 20 consecutive quarterly installments of approximately $1.9 million, due on the last day of each fiscal quarter, which commenced on September 30, 2010, with a final maturity of $724.4 million on June 3, 2015. A valuation adjustment of $19.1 million was recorded to reflect the Emergence Term Loan Facility at its estimated fair value upon issuance. This valuation adjustment was being amortized as a reduction of interest expense, net, over the contractual term of the Emergence Term Loan Facility. At the Company's election, interest on outstanding principal for the Emergence Term Loan Facility accrued at a rate based on either: (a) the greatest of (1) the Prime Rate in effect; (2) the Federal Funds Rate plus 0.50%; or (3) the one-month Eurodollar rate plus 1.0%, in all cases subject to a 4.0% floor, plus, in each case, a spread of 7.0% or (b) the Eurodollar rate, subject to a 3.0% floor, plus 8.0%.

During the period from the Fresh-Start Date through December 10, 2010, interest expense was incurred on the Emergence Term Loan Facility at 11.0%. On December 10, 2010, the Company refinanced the Emergence Term Loan Facility with the proceeds from the issuance of $400.0 million in Senior Notes (see Note 8) and borrowings of $350.0 million under the Term Loan, along with cash on hand. Interest was incurred on the Term Loan during the first six months of 2011 at an annual rate of 4.25%.

The Term Loan is payable in quarterly payments of $875,000, which commenced on March 31, 2011, with the remaining amount payable on December 30, 2016. Outstanding amounts under the Revolving Loan are payable on December 10, 2013. During the first quarter of 2011, the Company made a principal payment in the amount of $3.5 million, representing all principal amounts due during 2011, and during the second quarter of 2011, the Company made an additional principal payment in the amount of $50.0 million. No principal payments are now due until maturity in 2016.

The Company incurred $12.0 million of debt issuance costs in connection with the Credit Facilities, and amortization of these costs was $0.6 million and $1.3 million during the three and six months ended June 30, 2011, respectively. During the three months ended June 30, 2011, the Company wrote off $1.0 million of debt issuance costs in conjunction with the prepayment of the Term Loan.

The Credit Facilities are unconditionally guaranteed by certain of the Company's subsidiaries and secured by the following: (a) a perfected first priority security interest in, among other things, all accounts receivable, inventory, cash, personal property, material intellectual property and, in each case, proceeds thereof (subject to certain exceptions) of the Company and its guarantor subsidiaries; and (b) a perfected first priority pledge of the capital stock in the Company's subsidiaries.

The proceeds from the Term Loan and the Revolving Loan bear interest at either (A) ABR (as defined in the Credit Agreement) subject to a 2.0% floor, plus 2.25% or (B) Eurodollar Rate (as defined in the Credit Agreement) subject to a 1.0% floor, plus 3.25%, depending on the Company's designation.

The Credit Agreement requires compliance with a consolidated total leverage ratio of 4.5 to 1.0 as of June 30, 2011 (with stepdowns thereafter), a senior secured leverage ratio of 2.25 to 1.0 and consolidated interest coverage ratio of 2.5 to 1.0.

The Credit Agreement also contains customary restrictive non-financial covenants, which, among other things, and with certain exceptions, limit the Company's ability to incur or guarantee additional indebtedness; consummate asset sales, acquisitions or mergers; make investments; enter into transactions with affiliates; and pay dividends or repurchase stock.

The Company was in compliance with the covenants under its Term Loan as of June 30, 2011.

Predecessor

As a result of the Company's voluntary petitions for reorganization, all of the Predecessor's senior debt obligations were accelerated, and the outstanding balances were aggregated as of the Petition Date. The total modified amount of interest-bearing senior debt began incurring interest as of the Petition Date at the non-default rate previously applicable to the Tranche B Term Loan portion of the Predecessor's senior debt. During the periods from January 1, 2010 through May 31, 2010 and from April 1, 2010 through May 31, 2010, interest expense was incurred on the $2.1 billion outstanding prior to the Petition Date at a rate of approximately 2.0%.

For the period between the Petition Date and the Fresh-Start Date, the Company stopped recognizing and paying interest on outstanding pre-petition debt obligations except for the Predecessor's senior debt. However, interest expense related to the Predecessor's senior debt for the period from January 1, 2010 through May 31, 2010 was approximately $1.9 million higher than it would have been absent the voluntary petitions for reorganization due mainly to the conversion of the outstanding interest rate swap liability and accrued facility fee balance as of the Petition Date, as well as the increased interest rate spread being paid on certain components of senior debt.

Redeemable Preferred Stock	9 Months Ended
Sep. 30, 2011
Redeemable Preferred Stock [Abstract]
Redeemable Preferred Stock

8. Redeemable Preferred Stock

The Company designated 2,000,000 shares of its authorized preferred stock as Series A, par value $0.01 per share, with a liquidation preference of $1,000 per share ("Series A Preferred Stock"). In connection with the Equity Investment, the Company issued 125,000 shares of Series A Preferred Stock for an aggregate amount of $125.0 million. Net proceeds to the Company were $110.7 million, after deducting $14.3 million in fees. No other shares of Series A Preferred Stock are issuable in the future, except for such shares as may be issued as dividends in lieu of any cash dividends in accordance with the terms thereof, and the Series A Preferred Stock ranks senior to all common stock and each series of stock the Company may subsequently designate with respect to dividends, redemption and distributions upon liquidation, winding-up and dissolution of the Company.

The Series A Preferred Stock has a perpetual term, a liquidation value equal to the amount invested therein plus any accrued but unpaid dividends, and dividend rights as described below. The Series A Preferred Stock generally does not have voting rights, except with respect to any amendment to the Company's Third Amended and Restated Charter that would adversely affect the rights, privileges or preferences of the Series A Preferred Stock. Although the shares of Series A Preferred Stock include a mandatory redemption feature, there is no stated or probable date of redemption.

Holders of the Series A Preferred Stock are entitled to receive mandatory and cumulative dividends in an amount per annum equal to the dividend rate (described below) multiplied by the liquidation value, calculated on the basis of a 360-day year, from the date of issuance, whether or not declared and whether or not the Company reports net income. The dividends are payable in arrears in cash, except that, at the option of the Company, up to 50.0% of the dividends for any period may be paid through the issuance of additional shares of Series A Preferred Stock. Payment of dividends on the Series A Preferred Stock is in preference and prior to any dividends payable on any class of the Company's common stock.

Dividends on the Series A Preferred Stock accrue at an annual rate as follows:

•	10.0% through March 15, 2012;

•	14.0% for the period commencing on March 16, 2012 and ending on September 15, 2013;

•	17.0% plus the increase in the 90-day LIBOR from September 16, 2011 to September 16, 2013 for the period commencing on September 16, 2013 and ending on September 15, 2015; and

•

20.0% plus the increase in the 90-day LIBOR from September 16, 2011 to September 16, 2015 for all periods commencing on or after September 16, 2015, with an adjustment to the rate every two years thereafter.

The Company accrued $0.5 million in dividends, and accreted $0.2 million, on the Series A Preferred Stock during the three and nine months ended September 30, 2011. The Company will pay approximately $0.5 million in dividends in the fourth quarter of 2011 in accordance with the terms described above.

In the event of the liquidation, dissolution or winding-up of the affairs of the Company (as defined in the certificate of designations relating to the Series A preferred stock agreement), whether voluntary or involuntary, the holders thereof at the time shall be entitled to receive liquidating distributions with respect to each share of Series A preferred stock in an amount equal to the amount invested therein plus any accrued but unpaid dividends, and dividend rights to the fullest extent permitted by law, before any distribution of assets is made to the holders of our common stock.

Additionally, upon receipt by the Company of net cash proceeds from (i) the issuance by the Company or any of its subsidiaries of debt for borrowed money or (ii) the issuance by the Company or any of its subsidiaries of equity, the Company shall redeem, for cash, to the fullest extent permitted by law, that number of shares of Series A preferred stock with an aggregate redemption price equal to the lesser of (1) an amount equal to 100% of such net cash proceeds and (2) the $125.0 million aggregate par value of the Series A preferred stock plus any accrued but unpaid dividends.

Gross proceeds from the September 16, 2011 issuance of the preferred stock referred to above was $125.0 million. Direct issuance costs related thereto were $14.3 million.

In conjunction with the CMP Acquisition, we assumed preferred stock of CMP with a fair value of $41.1 million as of August 1, 2011, which was the par value of $32.7 million plus cumulative undeclared dividends of $8.3 million as of the acquisition date. The Company recorded $0.5 million in dividends for the period from the date of the CMP Acquisition, August 1, 2011, to September 16, 2011. This preferred stock was redeemed on September 16, 2011 for $41.6 million.

Senior Notes (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Senior Notes

8. Senior Notes

On December 10, 2010, the Company completed the private placement of $400.0 million aggregate principal amount of the Senior Notes to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933, as amended. The private placement of the Senior Notes resulted in net proceeds to the Company of approximately $392.0 million. The Senior Notes were issued pursuant to an indenture (the "Indenture"), dated as of December 10, 2010 by and among the Company, Wilmington Trust Company, a Delaware banking corporation, as trustee, and Deutsche Bank Trust Company Americas, a New York banking corporation, as registrar, authentication agent and paying agent.

The Senior Notes will mature on December 15, 2018, and bear interest at a rate of 7.75% per annum, payable semi-annually in cash in arrears on June 15 and December 15 of each year, beginning on June 15, 2011. The Senior Notes are senior unsecured obligations of the Company and are guaranteed by each of the Company's subsidiaries that guarantees the Credit Facilities.

The terms of the Indenture, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur additional indebtedness or issue certain preferred stock; (ii) pay dividends on, or make distributions in respect of, their capital stock or repurchase their capital stock; (iii) make certain investments or other restricted payments; (iv) sell certain assets; (v) create liens or use assets as security in other transactions; (vi) merge, consolidate or transfer or dispose of substantially all of their assets; and (vii) engage in certain transactions with affiliates. These covenants are subject to a number of important limitations and exceptions that are described in the Indenture.

The Senior Notes are redeemable, in whole or in part, at any time after December 15, 2014, at the redemption prices specified in the Indenture, together with accrued and unpaid interest, if any, to the redemption date. At any time prior to December 15, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds from one or more equity offerings at a redemption price equal to 107.75% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2014, the Company may redeem the Senior Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Senior Notes so redeemed, plus a make-whole premium, plus accrued and unpaid interest, if any, to the redemption date. The Company may also redeem all or part of the Senior Notes at a redemption price equal to 107.75% of the face amount thereof plus accrued and unpaid interest, if any, to the redemption date if specified change of control or business combination events occur on or before 180 days after the issue date of the Senior Notes.

The Company incurred $9.2 million of debt issuance costs in connection with the issuance of the Senior Notes, and amortization of these costs was $0.3 million and $0.6 million during the three and six months ended June 30, 2011, respectively.

Earnings Per Share	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Earnings Per Share

9. Earnings Per Share ("EPS")

For all periods presented, the Company has disclosed basic and diluted earnings per common share utilizing the two-class method. Basic earnings per common share is calculated by dividing net income available to common shareholders by the weighted average number of shares of common stock outstanding during the period. The Company allocates undistributed net income between each class of common stock on an equal basis as the Third Amended and Restated Charter provides that the holders of each class of common stock have equal rights and privileges, except with respect to voting on certain matters.

Nonvested restricted shares of Class A common stock and the Company Warrants are considered participating securities for purposes of calculating basic weighted average common shares outstanding in periods in which the Company records net income. Diluted earnings per share is computed in the same manner as basic earnings per share after assuming issuance of common stock for all potentially dilutive equivalent shares, which includes stock options and certain warrants to purchase common stock. Antidilutive instruments are not considered in this calculation. Under the two-class method, net income is allocated to common stock and participating securities to the extent that each security may share in earnings, as if all of the earnings for the period had been distributed. Earnings are allocated to each participating security and common share equally, after deducting dividends declared or accreted on preferred stock. The following table sets forth the computation of basic and diluted earnings per common share for the three and nine months ended September 30, 2011 and 2010 (amounts in thousands, except per share data).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
Basic Earnings Per Share
Numerator:
Undistributed net income	$59,538	$9,731	$76,998	$21,891
Less:
Dividends declared	1,017	—	1,017	—
Accretion of redeemable preferred stock and increased dividend adjustment	526	—	526	—
Participation rights of the Company Warrants in undistributed earnings	9,181	—	5,614	—
Participation rights of unvested restricted stock in undistributed earnings	1,507	385	2,534	822

Basic undistributed net income — attributable to common shares	$47,307	$9,346	$67,307	$21,069

Denominator:
Basic weighted average shares outstanding	73,919	40,372	53,007	40,322

Basic Earnings Per Share — attributable to common shares	$0.64	$0.23	$1.27	$0.52

Diluted Earnings Per Share:
Numerator:
Undistributed net income	$59,538	$9,731	$76,998	$21,891
Less:
Dividends declared	1,017	—	1,017	—
Accretion of redeemable preferred stock	526	—	526	—
Participation rights of the Company Warrants in undistributed net income	8,446	—	5,339	—
Participation rights of unvested restricted stock in undistributed earnings	1,386	378	2,410	806

Basic undistributed net income — attributable to common shares	$48,163	$9,353	$67,706	$21,085

Denominator:
Basic weighted average shares outstanding	73,919	40,372	53,007	40,322
Effect of dilutive options and warrants	6,445	658	2,734	824

Diluted weighted average shares outstanding	80,364	41,030	55,741	41,146

Diluted Earnings Per Share — attributable to common shares	$0.60	$0.23	$1.21	$0.51

The Company has issued to key executives and employees shares of restricted stock and stock options to purchase shares of common stock as part of the Company's equity incentive plans. At September 30, 2011, restricted stock and stock options to purchase the following amounts of common stock were issued and outstanding:

September 30, 2011
Restricted shares of Class A common stock	2,659,613
Options to purchase Class A common stock	18,533,009

12. Earnings Per Share

Successor

Basic earnings per share for the three and six months ended June 30, 2011 included the outstanding amount of both class A and class B common stock, Special Warrants, whether outstanding or held in reserve to be issued, as well as 0.7 million outstanding nonvested shares of class A common stock. The Company's class A and class B common stock and Special Warrants, including warrants held in reserve, are treated equally for accounting purposes, and the distinctions relate solely to certain voting restrictions and conversion mechanisms in order to allow the Company to comply with applicable FCC rules and regulations. Diluted earnings per share is computed in the same manner as basic earnings per share after assuming issuance of common stock for all potentially dilutive equivalent shares. There were no potentially dilutive equivalent shares related to options to purchase shares of class A common stock for the three and six months ended June 30, 2011.

Predecessor

	Predecessor
	Period from April 1, 2010 through May 31, 2010	Period from January 1, 2010 through May 31, 2010
	(In thousands, except per share data)

NUMERATOR:
Income available to common stockholders	$1,058,227	$1,069,707
DENOMINATOR:
Weighted average common shares	265,977	266,041
Effect of dilutive securities:
Convertible subordinated notes	1,920	1,920

Denominator for net income per common share—diluted	267,897	267,961

Net income per common share:
Basic	$3.98	$4.02

Diluted	$3.95	$3.99

The diluted shares outstanding for each of the two and five months ended May 31, 2010 included approximately 1.9 million shares of common stock of the Predecessor related to the conversion of the Predecessor's convertible subordinated notes. While operating under Chapter 11 of the Bankruptcy Code, the Predecessor was prohibited from paying unsecured pre-petition debts, including the convertible subordinated notes and interest thereon. Therefore, for the two and five months ended May 31, 2010, there was no related interest expense to consider in the calculation of the Predecessor's diluted shares. There were no potentially dilutive equivalent shares related to nonvested shares of common stock or options to purchase shares of common stock for the two and five months ended May 31, 2010.

Income Taxes	9 Months Ended	6 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Income Taxes

10. Income Taxes

The Company accounts for income taxes in accordance with authoritative accounting guidance which establishes financial accounting and reporting standards for the effect of income taxes. The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Judgment is required in addressing the future tax consequences of events that have been recognized in the Company's consolidated financial statements or tax returns.

In addition, the Company is subject to the continuous examination of its income tax returns by the Internal Revenue Service and other tax authorities. A change in the assessment of the outcomes of such matters could materially impact the Company's consolidated financial statements. The calculation of tax liabilities involves dealing with uncertainties in the application of complex tax regulations. In accordance with authoritative accounting guidance, the Company recognizes liabilities for anticipated tax audit issues based on managements' estimates of whether, and the extent to which, additional taxes may be required. If the Company ultimately determines that payment of these amounts is unnecessary, then the Company reverses the liability and recognizes a tax benefit during the period in which the Company determines that the liability is no longer necessary. The Company also recognizes tax benefits to the extent that it is more likely than not that its positions will be sustained if challenged by the taxing authorities. To the extent the Company prevails in matters for which liabilities have been established, or are required to pay amounts in excess of its liabilities, the Company's effective tax rate in a given period may be materially affected. An unfavorable tax settlement would require cash payments and may result in an increase in the Company's effective tax rate in the year of resolution. A favorable tax settlement would be recognized as a reduction in the Company's effective tax rate in the year of resolution. The Company reports interest and penalties related to uncertain income tax positions as income taxes.

In connection with the Citadel Acquisition, the Company acquired federal net operating losses totaling approximately $247.0 million. Due to the change in control in Citadel, these net operating losses are subject to annual limitations on their usage that the Company currently estimates will be between $70.0 and $80.0 million per year. In addition, the Citadel Acquisition triggered a change in control for the Company that will result in the Company's net operating losses also being subject to annual limitation on their usage. The Company is currently evaluating the extent of these annual limitations.

Additionally, during the three months ended September 30, 2011, the Company established unrecognized tax benefit liabilities related to the Citadel Acquisition and the CMP Acquisition. The following table reconciles unrecognized tax benefits during the period (dollars in thousands):

Beginning balance at December 31, 2010	$2,128
Increases for tax positions related to the current year — CMP Acquisition	311
Increases for tax positions related to the current year — Citadel Acquisition	12,025
Reductions due to lapsed statute of limitations	—

Ending balance at September 30, 2011	$14,464

The provision for income taxes reflects the Company's estimate of the effective tax rate expected to be applicable for the full current year. To the extent that actual pre-tax results for the year differ from the forecasted estimates applied at the end of the most recent interim period, the actual tax rate recognized during calendar 2011 could be different from the forecast rate. The Company's effective tax rate was 636.6% and 12.5% for the three months ended September 30, 2011 and September 30, 2010, respectively. The effective tax rate was -607.4% and 11.2% for the nine months ended September 30, 2011 and September 30, 2010, respectively. The effective tax rate increased significantly for the three months ended September 30, 2011 compared to the prior year period due to the impact of the CMP Acquisition and Citadel Acquisition providing future sources of taxable income sufficient to allow for a partial release of the valuation allowance previously recorded against the Company's deferred tax assets.

The Company regularly reviews its deferred tax assets for recoverability taking into consideration such factors as historical losses, projected future taxable income and the expected timing of the reversals of existing temporary differences. Current authoritative tax guidance requires the Company to record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax assets will not be realized." It further stipulates that "forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in recent years." Since inception through September 30, 2011, the Company maintained a 100% valuation allowance equal to the deferred U.S. tax assets after considering the U.S. deferred tax assets that can be realized through offsets to existing taxable temporary differences. The Company does not consider the indefinite-lived intangible assets as future sources of taxable income when determining the amount of valuation allowance needed.

As a result of the CMP Acquisition and the Citadel Acquisition, the Company released $71.2 million of its valuation allowance. Because a business combination is a transaction that cannot be anticipated in the effective rate calculation prior to the acquisition date, the Company considered the valuation allowance as an unusual or infrequent item. The Company treated the release of the entire valuation allowance as a result of the business combinations as a discrete item as of the respective acquisition dates. The treatment of the release of the valuation allowance is an accounting policy election that the Company will apply consistently.

11. Income Taxes

Successor

For the three and six months ended June 30, 2011, the Company's effective tax rate was 42.5% and 34.8% respectively. The effective rate differed from the federal tax rate of 35% primarily due to state income taxes, net of federal benefit, and other permanent differences, offset by state tax benefit from changes in enacted tax laws.

For the month ended June 30, 2010, the Company's effective tax rate was 59.2%. This effective rate differed from the federal tax rate of 35% primarily due to state income taxes, net of federal benefit, non-deductible compensation and other permanent differences.

Predecessor

For the two and five months ended May 31, 2010, the Predecessor's effective tax rates were 0.4% and 0.5%, respectively. These effective rates differed from the federal tax rate of 35% primarily due to reorganization benefits related to the application of fresh-start reporting for which no income tax expense was recognized, non-deductible restructuring costs, and changes in the Predecessor's valuation allowance. The Predecessor's effective tax rate for the two and five months ended May 31, 2010, excluding the impact of adopting fresh-start reporting, would have been 2.9% and 3.7%, respectively. These effective rates differed from the federal tax rate of 35% primarily due to non-deductible restructuring costs offset by changes in the Predecessor's valuation allowance.

Commitments And Contingencies	9 Months Ended	3 Months Ended
	Sep. 30, 2011	Jun. 30, 2011 Citadel Broadcasting Corp. [Member]
Commitments And Contingencies

11. Commitments and Contingencies

Future Commitments

Effective December 31, 2009, the Company's radio music license agreements with the two largest performance rights organizations, American Society of Composers, Authors and Publishers ("ASCAP") and Broadcast Music, Inc. ("BMI"), expired. Radio Music License Committee ("RMLC"), which negotiates music licensing fees for most of the radio industry with ASCAP and BMI, had reached an agreement with these organizations on a temporary fee schedule that reflects a provisional discount of 7.0% against 2009 fee levels. The temporary fee reductions became effective in January 2010. Absent an agreement on longer-term fees between the RMLC and ASCAP and BMI, the U.S. District Court in New York has the authority to make an interim and permanent fee ruling for the new contract period. In May 2010 and June 2010, the U.S. District Court's judges charged with determining the license fees ruled to further reduce interim fees paid to ASCAP and BMI, respectively, down approximately another 11.0% from the previous temporary fees negotiated with the RMLC. When the final license fees are set (either by negotiation or by court order), the rates will be retroactive to January 1, 2010, and the amounts could be greater or less than the temporary fees and could be material to the Company's financial results and cash flows.

The radio broadcast industry's principal ratings service is Arbitron, which publishes surveys for domestic radio markets. Certain of the Company's subsidiaries have agreements with Arbitron under which they receive programming ratings materials in a majority of their respective markets. The remaining aggregate obligation under the agreements with Arbitron was $4.4 million as of September 30, 2011 and is expected to be paid in accordance with the agreements through June 2013.

The Company engages Katz Media Group, Inc. ("Katz") as its national advertising sales agent. The national advertising agency contract with Katz contains termination provisions that, if exercised by the Company during the term of the contract, would obligate the Company to pay a termination fee to Katz, calculated based upon a formula set forth in the contract.

Legal Proceedings

In August 2005, the Company and certain other radio broadcasting companies were subpoenaed by the Office of the Attorney General of the State of New York in connection with the New York Attorney General's investigation of promotional practices related to record companies' dealings with radio stations broadcasting in New York. The Company is cooperating with the Attorney General in this investigation. It is not possible to reasonably estimate what the Company's loss exposure, if any, could be related to this investigation, but the Company does not currently anticipate that any exposure would materially adversely affect the Company's financial condition or results of operations.

On December 11, 2008, Qantum Communications ("Qantum") filed a counterclaim in a foreclosure action the Company initiated in the Okaloosa County, Florida Circuit Court. The Company's action was designed to collect a debt owed to the Company by Star Broadcasting, Inc. ("Star"), which then owned radio station WTKE-FM in Holt, Florida. In its counterclaim, Qantum alleged that the Company tortiously interfered with Qantum's contract to acquire radio station WTKE from Star by entering into an agreement to buy WTKE after Star had represented to the Company that its contract with Qantum had been terminated (and that Star was therefore free to enter into the new agreement with the Company). On February 27, 2011, the Company entered into a settlement agreement with Star. In connection with the settlement regarding the since-terminated attempt to purchase WTKE, the Company recorded $7.8 million in costs associated with the terminated transaction in the consolidated statement of operations for the year ended December 31, 2010, that are payable in 2011. As of September 30, 2011, the Company has made $5.8 million of such payments.

On January 21, 2010, a former employee of CMP Susquehanna Corp. ("CMPSC") (which became a subsidiary of Cumulus Media upon completion of the CMP Acquisition on August 1, 2011) filed a purported class action lawsuit, pending in the United States District Court, Northern District of California, San Francisco Division (the "Court"), against CMPSC claiming (i) unlawful failure to pay required overtime wages; (ii) late pay and waiting time penalties; (iii) failure to provide accurate itemized wage statements; (iv) failure to indemnify for necessary expenses and losses; and (v) unfair trade practices under California's Unfair Competition Act.

On September 2, 2011, CMPSC and this former employee entered into a Joint Stipulation re: Settlement and Release of Class Action Claims (the "Settlement") with respect to such lawsuit. The Settlement, which remains subject to the approval of the Court, provides for the payment by CMPSC of a maximum of $0.9 million in full and final settlement of all of the claims made in the lawsuit.

In March 2011, the Company and certain of its subsidiaries were named as defendants along with other radio companies, including Beasley Broadcast Group, Inc., CBS Radio, Inc., Entercom Communications, Greater Media, Inc. and Townsquare Media, LLC in a patent infringement suit. The case, Mission Abstract Data L.L.C, d/b/a Digimedia v. Beasley Broadcast Group, Inc., et. al., Civil Action Case No: 1:99-mc-09999, U.S. District Court for the District of Delaware (filed March 1, 2011), alleges that the defendants are infringing or have infringed plaintiff's patents entitled "Selection and Retrieval of Music from a Digital Database." Plaintiff is seeking injunctive relief and unspecified damages. The Company is vigorously defending this lawsuit and is not yet able to determine what effect the lawsuit will have, if any, on its financial position, results of operations or cash flows.

On March 14, 2011, Citadel, its board of directors and Cumulus Media were named in a putative stockholder class action complaint filed in the District Court of Clark County, Nevada, by a purported Citadel stockholder. On March 23, 2011, these same defendants, as well as Cumulus Holdings and Cadet Merger Corporation, an indirect wholly-owned subsidiary of the Company ("Merger Sub"), were named in a second putative stockholder class action complaint filed in the same court by another purported Citadel stockholder. The complaints alleged that Citadel's directors breached their fiduciary duties by approving the merger for allegedly inadequate consideration and following an allegedly unfair sale process. The complaint in the first action also alleged that Citadel's directors breached their fiduciary duties by allegedly withholding material information relating to the merger. The two complaints further alleged that Citadel and Cumulus Media aided and abetted the Citadel directors' alleged breaches of fiduciary duties, and the complaint filed in the second action alleged, additionally, that Cumulus Holdings and Merger Sub aided and abetted these alleged breaches of fiduciary duties. The complaints sought, among other things, a declaration that the action could proceed as a class action, an order enjoining the completion of the merger, rescission of the merger, attorneys' fees, and such other relief as the court deemed just and proper. The complaint filed in the second action also sought rescissory damages. On June 23, 2011, the court consolidated the two Nevada actions and appointed lead counsel. On July 29, 2011 and August 16, 2011, respectively, lead counsel filed separate Notices of Voluntary Dismissal dismissing the plaintiffs' claims against all defendants without prejudice, because the plaintiffs no longer had standing to pursue claims on their own behalf or on behalf of the putative class.

On May 6, 2011, two purported common stockholders of Citadel filed a putative class action complaint against Citadel, its board of directors, Cumulus Media, Cumulus Holdings, and Merger Sub in the Court of Chancery of the State of Delaware. On July 19, 2011, the plaintiffs in the Delaware action filed an amended complaint alleging that Citadel's directors breached their fiduciary duties to Citadel's stockholders by approving the merger for allegedly inadequate consideration, following an allegedly unfair sale process, and by failing to disclose material information related to the merger. The amended complaint further alleged that Citadel, Cumulus Media, Cumulus Holdings, and Merger Sub aided and abetted these alleged fiduciary breaches. The complaint sought, among other things, an order enjoining the merger, a declaration that the action is properly maintainable as a class action, and rescission of the merger agreement, as well as attorneys' fees and costs. On August 1, 2011, the plaintiffs in the Delaware action filed a Notice of Dismissal pursuant to Court of Chancery Rule 41(a)(1)(i) dismissing their claims against all the defendants without prejudice. On August 3, 2011, the plaintiffs in the Delaware action filed a revised notice and proposed Order of Dismissal pursuant to Rule 41(a)(1)(i) seeking dismissal of their claims against all defendants without prejudice. This Order of Dismissal was granted on August 5, 2011, dismissing all claims.

The Company is currently, and expects that from time to time in the future it will be, party to, or a defendant in, various claims or lawsuits that are generally incidental to its business. The Company expects that it will vigorously contest any such claims or lawsuits and believes that the ultimate resolution of any known claim or lawsuit will not have a material adverse effect on its consolidated financial position, results of operations or cash flows.

15. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, or other sources are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated.

Effective December 31, 2009, the Company's radio music license agreements with the two largest performance rights organizations, American Society of Composers, Authors and Publishers ("ASCAP") and Broadcast Music, Inc. ("BMI"), expired. The Radio Music License Committee ("RMLC"), which negotiates music licensing fees for most of the radio industry with ASCAP and BMI, had reached an agreement with these organizations on a temporary fee schedule that reflects a provisional discount of 7.0% against 2009 fee levels. The temporary fee reductions became effective in January 2010. Absent an agreement on longer-term fees between the RMLC and ASCAP and BMI, the U.S. District Court in New York has the authority to make an interim and permanent fee ruling for the new contract period. In May 2010 and June 2010, the U.S. District Court's judges charged with determining the license fees ruled to further reduce interim fees paid to ASCAP and BMI, respectively, down approximately another 11.0% from the previous temporary fees negotiated with the RMLC. When the final license fees are set (either by negotiation or by court order), the rates will be retroactive to January 1, 2010, and the amounts could be greater or less than the temporary fees and could be material to the Company's financial results and cash flows. John Sander is currently the chairman of the board of directors of both the Company and BMI.

Litigation

On March 14, 2011, the Company, its board of directors, and Cumulus were named in a putative stockholder class action complaint filed in the District Court of Clark County, Nevada, by a purported Company stockholder. On March 23, 2011, these same defendants, as well as Holdco and Cumulus Merger Sub, were named in a second putative stockholder class action complaint filed in the same court by another purported Company stockholder. The complaints allege that the Company's directors breached their fiduciary duties by approving the merger for allegedly inadequate consideration and following an allegedly unfair sale process. The complaint in the first action also alleges that the Company's directors breached their fiduciary duties by allegedly withholding material information relating to the merger. The two complaints further allege that the Company and Cumulus aided and abetted the Company's directors' alleged breaches of fiduciary duties, and the complaint filed in the second action alleges, additionally, that Holdco and Cumulus Merger Sub aided and abetted these alleged breaches of fiduciary duties. The complaints seek, among other things, a declaration that the action can proceed as a class action, an order enjoining the completion of the merger, rescission of the merger, attorneys' fees, and such other relief as the court deems just and proper. The complaint filed in the second action also seeks rescissory damages. On June 23, 2011, the court consolidated the two Nevada actions and appointed lead counsel. On July 29, 2011, lead counsel filed a Notice of Voluntary Dismissal dismissing the claims of one of the two Nevada plaintiffs against all the defendants without prejudice, because the plaintiff no longer had standing to pursue claims on his own behalf or on behalf of the putative class. The claims of the putative class have not yet been dismissed.

On May 6, 2011, two purported common stockholders of the Company filed a putative class action complaint against the Company, its board of directors, Cumulus, Holdco, and Cumulus Merger Sub in the Court of Chancery of the State of Delaware ("Delaware Chancery Court"). On July 19, 2011, the plaintiffs in the Delaware action filed an amended complaint alleging that the Company's directors breached their fiduciary duties to the Company's stockholders by approving the merger for allegedly inadequate consideration, following an allegedly unfair sale process, and by failing to disclose material information related to the merger. The amended complaint further alleges that the Company, Cumulus, HoldCo, and Cumulus Merger Sub aided and abetted these alleged fiduciary breaches. The complaint seeks, among other things, an order enjoining the merger, a declaration that the action is properly maintainable as a class action, and rescission of the merger agreement, as well as attorneys' fees and costs. Also on July 19, 2011, the plaintiffs in the Delaware action filed a Motion for Expedited Proceedings. On July 20, 2011, the plaintiffs in the Delaware action filed a Motion for Preliminary Injunction, seeking an order preliminarily enjoining the merger. On August 1, 2011, the plaintiffs in the Delaware action filed a Notice of Dismissal pursuant to Court of Chancery Rule 41(a)(1)(i) dismissing their claims against all the defendants without prejudice. On August 3, 2011, the plaintiffs in the Delaware action filed a revised notice and proposed Order of Dismissal pursuant to Rule 41(a)(1)(i) dismissing their claims against all defendants without prejudice. On August 5, 2011, the Delaware Court of Chancery signed Plaintiffs' proposed Order of Dismissal pursuant to Rule 41(a)(1)(i) dated August 3, 2011. The claims of the putative class have not yet been dismissed.

Each of Cumulus and the Company is obliged under certain circumstances to indemnify and hold harmless each of their respective directors and officers from and against any and all claims and liabilities to which such director or officer shall have become subject by reason of being a director or officer, to the full extent permitted under Delaware law. An adverse outcome in these lawsuits could prevent or delay the consummation of the merger and result in substantial costs to the Company and/or Cumulus. It is also possible that other similar lawsuits may be filed in the future. Neither Cumulus nor the Company can reasonably estimate any possible loss from current or future litigation.

Pursuant to the Bankruptcy Code, pre-petition claims (including secured, unsecured, priority and administrative claims) of the Debtors are evidenced in the schedules of liabilities filed by the Debtors with the Bankruptcy Court and by proofs of claim filed by creditors. The process to resolve these claims continues until all pre-petition claims are resolved. In connection with resolving these claims, certain claims could result in additional expense or income in the Successor's financial statements if actual results differ from estimated liabilities, and such additional expense or income could be material.

The Company is involved in certain other claims and lawsuits arising in the ordinary course of its business. The Company believes that such litigation and claims will be resolved without a material adverse impact on its results of operations, cash flows or financial condition.

15. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, or other sources are recorded when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated.

Effective December 31, 2009, the Company's radio music license agreements with the two largest performance rights organizations, American Society of Composers, Authors and Publishers ("ASCAP") and Broadcast Music, Inc. ("BMI"), expired. The Radio Music License Committee ("RMLC"), which negotiates music licensing fees for most of the radio industry with ASCAP and BMI, had reached an agreement with these organizations on a temporary fee schedule that reflects a provisional discount of 7.0% against 2009 fee levels. The temporary fee reductions became effective in January 2010. Absent an agreement on longer-term fees between the RMLC and ASCAP and BMI, the U.S. District Court in New York has the authority to make an interim and permanent fee ruling for the new contract period. In May 2010 and June 2010, the U.S. District Court's judges charged with determining the license fees ruled to further reduce interim fees paid to ASCAP and BMI, respectively, down approximately another 11.0% from the previous temporary fees negotiated with the RMLC. When the final license fees are set (either by negotiation or by court order), the rates will be retroactive to January 1, 2010, and the amounts could be greater or less than the temporary fees and could be material to the Company's financial results and cash flows. John Sander is currently the chairman of the board of directors of both the Company and BMI.

Litigation

On March 14, 2011, the Company, its board of directors, and Cumulus were named in a putative stockholder class action complaint filed in the District Court of Clark County, Nevada, by a purported Company stockholder. On March 23, 2011, these same defendants, as well as Holdco and Cumulus Merger Sub, were named in a second putative stockholder class action complaint filed in the same court by another purported Company stockholder. The complaints allege that the Company's directors breached their fiduciary duties by approving the merger for allegedly inadequate consideration and following an allegedly unfair sale process. The complaint in the first action also alleges that the Company's directors breached their fiduciary duties by allegedly withholding material information relating to the merger. The two complaints further allege that the Company and Cumulus aided and abetted the Company's directors' alleged breaches of fiduciary duties, and the complaint filed in the second action alleges, additionally, that Holdco and Cumulus Merger Sub aided and abetted these alleged breaches of fiduciary duties. The complaints seek, among other things, a declaration that the action can proceed as a class action, an order enjoining the completion of the merger, rescission of the merger, attorneys' fees, and such other relief as the court deems just and proper. The complaint filed in the second action also seeks rescissory damages. On June 23, 2011, the court consolidated the two Nevada actions and appointed lead counsel. On July 29, 2011, lead counsel filed a Notice of Voluntary Dismissal dismissing the claims of one of the two Nevada plaintiffs against all the defendants without prejudice, because the plaintiff no longer had standing to pursue claims on his own behalf or on behalf of the putative class. The claims of the putative class have not yet been dismissed.

On May 6, 2011, two purported common stockholders of the Company filed a putative class action complaint against the Company, its board of directors, Cumulus, Holdco, and Cumulus Merger Sub in the Court of Chancery of the State of Delaware ("Delaware Chancery Court"). On July 19, 2011, the plaintiffs in the Delaware action filed an amended complaint alleging that the Company's directors breached their fiduciary duties to the Company's stockholders by approving the merger for allegedly inadequate consideration, following an allegedly unfair sale process, and by failing to disclose material information related to the merger. The amended complaint further alleges that the Company, Cumulus, HoldCo, and Cumulus Merger Sub aided and abetted these alleged fiduciary breaches. The complaint seeks, among other things, an order enjoining the merger, a declaration that the action is properly maintainable as a class action, and rescission of the merger agreement, as well as attorneys' fees and costs. Also on July 19, 2011, the plaintiffs in the Delaware action filed a Motion for Expedited Proceedings. On July 20, 2011, the plaintiffs in the Delaware action filed a Motion for Preliminary Injunction, seeking an order preliminarily enjoining the merger. On August 1, 2011, the plaintiffs in the Delaware action filed a Notice of Dismissal pursuant to Court of Chancery Rule 41(a)(1)(i) dismissing their claims against all the defendants without prejudice. On August 3, 2011, the plaintiffs in the Delaware action filed a revised notice and proposed Order of Dismissal pursuant to Rule 41(a)(1)(i) dismissing their claims against all defendants without prejudice. On August 5, 2011, the Delaware Court of Chancery signed Plaintiffs' proposed Order of Dismissal pursuant to Rule 41(a)(1)(i) dated August 3, 2011. The claims of the putative class have not yet been dismissed.

Each of Cumulus and the Company is obliged under certain circumstances to indemnify and hold harmless each of their respective directors and officers from and against any and all claims and liabilities to which such director or officer shall have become subject by reason of being a director or officer, to the full extent permitted under Delaware law. An adverse outcome in these lawsuits could prevent or delay the consummation of the merger and result in substantial costs to the Company and/or Cumulus. It is also possible that other similar lawsuits may be filed in the future. Neither Cumulus nor the Company can reasonably estimate any possible loss from current or future litigation.

Pursuant to the Bankruptcy Code, pre-petition claims (including secured, unsecured, priority and administrative claims) of the Debtors are evidenced in the schedules of liabilities filed by the Debtors with the Bankruptcy Court and by proofs of claim filed by creditors. The process to resolve these claims continues until all pre-petition claims are resolved. In connection with resolving these claims, certain claims could result in additional expense or income in the Successor's financial statements if actual results differ from estimated liabilities, and such additional expense or income could be material.

The Company is involved in certain other claims and lawsuits arising in the ordinary course of its business. The Company believes that such litigation and claims will be resolved without a material adverse impact on its results of operations, cash flows or financial condition.

Restricted Cash	9 Months Ended
Sep. 30, 2011
Restricted Cash [Abstract]
Restricted Cash

12. Restricted Cash

As of September 30, 2011, the Company's balance sheet included approximately $3.5 million in restricted cash, of which $2.3 million relates to a cash reserve from the Citadel Acquisition which will be used to satisfy the remaining allowed, disputed or unreconciled unsecured claims related to Citadel's prior bankruptcy proceedings. The remaining $1.2 million relates to securing the maximum exposure generated by automated clearing house transactions in its operating bank accounts and is dictated by the Company's bank's internal policies with respect to cash.

Intangible Assets And Goodwill	9 Months Ended
Sep. 30, 2011
Intangible Assets And Goodwill [Abstract]
Intangible Assets And Goodwill

13. Intangible Assets and Goodwill

The following tables present the changes in intangible assets and goodwill during the periods ended December 31, 2010 and September 30, 2011 and balances as of such dates (dollars in thousands):

	Indefinite-Lived	Definite-Lived	Total
Intangible Assets:
Balance as of December 31, 2009	$160,801	$579	$161,380

Acquisition	230	—	230
Amortization	—	(201)	(201)
Impairment	(629)	—	(629)
Reclassifications	16	174	190

Balance as of December 31, 2010	$160,418	$552	$160,970

Acquisition	1,465,924	450,707	1,916,631
Disposition	(1,533)	(83)	(1,616)
Amortization	—	(8,613)	(8,613)

Balance as of September 30, 2011	$1,624,809	$442,563	$2,067,372

	2011	2010
Balance as of January 1:
Goodwill	$285,820	$285,820
Accumulated impairment losses	(229,741)	(229,699)

Subtotal	56,079	56,121
Acquisitions	1,257,118	—
Balance as of September 30:
Goodwill	1,542,938	285,820
Accumulated impairment losses	(229,741)	(229,741)

Total	$1,313,197	$56,079

The Company has significant intangible assets recorded comprised primarily of indefinite-lived broadcast licenses, definite-lived advertiser relationships and goodwill acquired through the acquisition of radio stations. Applicable accounting guidance related to goodwill and other intangible assets requires that the carrying value of the Company's goodwill and certain intangible assets be reviewed at least annually, and more often if certain circumstances are present, for impairment, with any changes charged to results of operations in the periods in which the recorded value of those assets is more than their respective fair market value.

In connection with each of the CMP Acquisition and the Citadel Acquisition, the Company has made certain preliminary allocations of the purchase price paid therein to each of the tangible and intangible assets and liabilities acquired, including goodwill. Such amounts are reflected as changes during the period ended September 30, 2011, and in the balances as of such date. Such purchase price allocations are preliminary and subject to change during the respective measurement periods. Any such changes could be material, and could result in significantly different allocations from those contained in the tables above.

Fair Value Of Financial Instruments (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Fair Value Of Financial Instruments

13. Fair Value of Financial Instruments

The Company's financial instruments are measured at fair value on a recurring basis. The related guidance requires, among other things, enhanced disclosures about investments that are measured and reported at fair value and establishes a hierarchical disclosure framework that prioritizes and ranks the level of market price observability used in measuring investments at fair value. The three levels of the fair value hierarchy are described below:

Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the entity has the ability to access.

Level 2—Valuations based on quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

Level 3—Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. As of June 30, 2011, all of the Company's financial instruments were classified as level 3 except for its cash equivalents, which were classified as level 1.

The following tables present the changes in level 3 instruments measured on a recurring basis for the six months ended June 30, 2011 and 2010:

	Successor
	January 1, 2011	Expense items recognized	June 30, 2011
	(in thousands)
Financial Liabilities:
SERP liability	$11,477	$828	$12,305

	Predecessor		Successor
	January 1, 2010	Additions (a)	Expense items recognized	June 30, 2010
	(in thousands)
Financial Liabilities:
SERP liability	$—	$10,510	$138	$10,648

(a)	The Company's liability under the SERP was valued at $10.5 million and is included in reorganization items, net in the accompanying consolidated condensed statement of operations of the Predecessor.

The following summary presents a description of the methodologies and assumptions used to determine the estimated fair values for the Company's significant financial instruments.

Cash Equivalents: Cash equivalents represent amounts held in mutual funds that invest in short-term United States Treasury funds or other short-term investments. Due to the short-term nature of these investments, their carrying values were assumed to approximate fair value.

Accounts Receivable, Accounts Payable and Accrued Liabilities: The carrying amount was assumed to approximate the fair value because of the liquidity or short-term maturity of these instruments.

Senior Debt: Based on available evidence, including certain trading prices, the estimated fair value of the Term Loan as of June 30, 2011 approximated its carrying value of $296.5 million.

Senior Notes: Based on available evidence, including certain trading prices, the estimated fair value of the Senior Notes as of June 30, 2011 was $431.0 million compared to the carrying value of $400.0 million.

Other Long-Term Liabilities, including the SERP: The Company's liability under the SERP was initially recorded at its estimated fair value as of the Fresh-Start Date. The Company evaluates the estimated fair value of the SERP liability as of each reporting date to determine if any significant changes have occurred in the underlying assumptions. Any change in the fair value is recognized in the statement of operations at the time of adjustment. The terms of the Company's other long-term liabilities approximate the terms in the marketplace. Therefore, the fair values approximated the carrying values of these financial instruments.

Related Party	9 Months Ended
Sep. 30, 2011
Related Party [Abstract]
Related Party

14. Related Party

During the third quarter of 2010, the Company entered into a management agreement with DM Luxury, LLC ("DM Luxury"). DM Luxury is 50.0% owned by Dickey Publishing, Inc. and Dickey Media Investments, LLC, each of which is partially owned by Mr. L. Dickey Jr. and other members of his family. Pursuant to the agreement with DM Luxury, the Company provides back office shared services, such as finance, accounting, treasury, internal audit, use of corporate headquarters, legal, human resources, risk management and information technology for an annual management fee equal to the greater of $0.5 million and 5.0% of DM Luxury's adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") on an annual basis. The Company recorded $0.1 million and $0.4 million of revenues from this agreement during the three and nine months ended September 30, 2011, respectively.

Concurrent with the October 31, 2005 formation of CMP, the Company entered into a management agreement with a subsidiary of CMP, pursuant to which the Company's personnel managed the operations of CMP's subsidiaries. The agreement provided for the Company to receive, on a quarterly basis, a management fee that was approximately 4.0% of the subsidiary of CMP's annual EBITDA or $4.0 million, whichever was greater. The Company recorded as net revenues from CMP approximately $0.3 million and $2.3 million for the three and nine months ended September 30, 2011, respectively, and $1.0 million and $3.0 million for the three and nine months ended September 30, 2010, respectively. This management agreement was terminated as of the date of the CMP Acquisition and no revenues have been recorded related to the agreement since August 1, 2011.

Reportable Segments (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Reportable Segments

14. Reportable Segments

The Company operates two reportable segments, Radio Markets and Radio Network, as there is discrete financial information available for each segment and the segment operating results are reviewed by the chief operating decision maker. The Radio Markets' revenue is primarily derived from the sale of broadcasting time to local, regional and national advertisers. Revenue for the Radio Network is generated primarily through national advertising. The Company presents segment operating income ("SOI"), which is not calculated according to accounting principles generally accepted in the United States, as the primary measure of operating performance; for planning purposes, including the preparation of the Company's annual operating budget; to allocate resources to enhance the financial performance of our business; to evaluate the effectiveness of our business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of our results with those of other companies; in communications with our board of directors concerning our financial performance; and when determining management's incentive compensation. SOI is defined as operating income by segment adjusted to exclude depreciation and amortization, local marketing agreement fees, non-cash compensation expense and related taxes, corporate general and administrative expenses, and other, net. The Company believes the presentation of SOI is relevant and useful for investors because it allows investors to view segment performance in a manner similar to a primary method used by the Company's management and enhances their ability to understand the Company's operating performance.

Three Month Periods

	Successor		Predecessor
	Three Months Ended June 30, 2011	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010
		(in thousands)
Net revenue:
Radio Markets	$157,734	$55,529	$108,969
Radio Network	28,510	8,918	22,265

Intersegment revenue:
Radio Markets	(1,248)	(420)	(838)
Radio Network	—	—	—

Net revenue	$184,996	$64,027	$130,396

SOI:
Radio Markets	$65,498	$24,497	$47,640
Radio Network	4,481	984	4,674
Corporate general and administrative	(13,366)	(1,792)	(3,769)
Local marketing agreement fees	(109)	(100)	(186)
Non-cash compensation expense and related taxes	(3,301)	—	(994)
Depreciation and amortization	(23,074)	(8,592)	(4,510)
Other, net	(1,794)	(1,013)	(856)

Operating income	28,335	13,984	41,999

Reorganization items, net	—	—	(1,027,557)
Interest expense, net	12,085	6,314	7,251
Write-off of deferred financing costs	1,048	—	—

Income before income taxes	15,202	7,670	1,062,305

Income tax expense	6,463	4,540	4,078

Net income	$8,739	$3,130	$1,058,227

Segment local marketing agreement fees:
Radio Markets	$109	$100	$186
Radio Network	—	—	—

Total segment local marketing agreement fees	$109	$100	$186

Segment non-cash compensation expense and related taxes:
Radio Markets	$2,958	$—	$848
Radio Network	343	—	146

Total segment non-cash compensation expense and related taxes	$3,301	$—	$994

Segment depreciation and amortization:
Radio Markets	$19,618	$7,480	$3,338
Radio Network	3,456	1,112	1,172

Total segment depreciation and amortization	$23,074	$8,592	$4,510

Six Month Periods

	Successor		Predecessor
	Six Months Ended June 30, 2011	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010
		(in thousands)
Net revenue:
Radio Markets	$294,099	$55,529	$247,112
Radio Network	53,380	8,918	50,324

Intersegment revenue:
Radio Markets	(2,461)	(420)	(2,012)
Radio Network	—	—	—

Net revenue	$345,018	$64,027	$295,424

SOI:
Radio Markets	$112,461	$24,497	$94,023
Radio Network	5,633	984	8,027
Corporate general and administrative	(27,818)	(1,792)	(8,929)
Local marketing agreement fees	(208)	(100)	(455)
Non-cash compensation expense and related taxes	(6,108)	—	(1,311)
Depreciation and amortization	(46,117)	(8,592)	(11,365)
Other, net	(9,078)	(1,013)	(854)

Operating income (loss)	28,765	13,984	79,136

Reorganization items, net	—	—	(1,014,077)
Interest expense, net	24,496	6,314	17,771
Write-off of deferred financing costs	1,048	—	—

Income before income taxes	3,221	7,670	1,075,442

Income tax expense	1,120	4,540	5,737

Net income	$2,101	$3,130	$1,069,705

Segment local marketing agreement fees:
Radio Markets	$208	$100	$455
Radio Network	—	—	—

Total segment local marketing agreement fees	$208	$100	$455

Segment non-cash compensation expense and related taxes:
Radio Markets	$5,444	$—	$1,143
Radio Network	664	—	168

Total segment non-cash compensation expense and related taxes	$6,108	$—	$1,311

Segment depreciation and amortization:
Radio Markets	$39,206	$7,480	$8,370
Radio Network	6,911	1,112	2,995

Total segment depreciation and amortization	$46,117	$8,592	$11,365

	Successor
	June 30, 2011	December 31, 2010
	(in thousands)
Identifiable assets:
Radio Markets, exclusive of goodwill shown separately below	$1,369,232	$1,416,723
Goodwill	719,229	719,229

Total Radio Markets identifiable assets	$2,088,461	$2,135,952

Radio Network, exclusive of goodwill shown separately below	$108,606	$103,130
Goodwill	44,620	44,620

Total Radio Network identifiable assets	$153,226	$147,750

Corporate and other identifiable assets	$110,667	$124,412

Total assets	$2,352,354	$2,408,114

Supplemental Consolidating Condensed Financial Information	9 Months Ended
Sep. 30, 2011
Supplemental Consolidating Condensed Financial Information

15. Supplemental Condensed Consolidating Financial Information

Cumulus Media Inc. (the "Parent Guarantor") and certain of its wholly owned subsidiaries (such subsidiaries, the "Subsidiary Guarantors") provide guarantees of the obligations of Cumulus Media Holdings Inc. (the "Subsidiary Issuer") under the 7.75% Senior Notes. These guarantees are full and unconditional as well as joint and several. Certain of the Subsidiary Guarantors may be subject to restrictions on their respective ability to distribute earnings to the Subsidiary Issuer or the Parent Guarantor. Not all of the subsidiaries of the Parent Guarantor and the Subsidiary Issuer guarantee the 7.75% Senior Notes (such non-guaranteeing subsidiaries, collectively, the "Subsidiary Non-guarantors").

The following tables present (i) condensed consolidating statements of income for the three and nine month periods ended September 30, 2011 and 2010, respectively, (ii) condensed consolidating balance sheets as of September 30, 2011 and December 31, 2010, respectively, and (iii) condensed consolidating statements of cash flows for the nine months ended September 30, 2011 and 2010, respectively, of each of the Parent Guarantor, the Subsidiary Issuer, the Subsidiary Guarantors, and the Subsidiary Non-guarantors.

Investments in consolidated subsidiaries have been presented using the equity method of accounting. The "Eliminations" entries in the following tables primarily eliminate investments in subsidiaries and intercompany balances and transactions. The columnar presentations in the following tables are not consistent with the Company's business groups; accordingly, this basis of presentation is not intended to present the Company's financial condition, results of operations or cash flows on a consolidated basis.

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

As of September 30, 2011

(Dollars in thousands, except for share and per share data)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated
Assets
Current assets:
Cash and cash equivalents	$29,875	$—	$17,201	$—	$—	$47,076
Restricted cash	3,477	—	—	—	—	3,477
Accounts receivable, less subsidiary guarantors' allowance for doubtful accounts of $1,452	—	—	233,422	—	—	233,422
Trade receivable	—	—	7,348	—	—	7,348
Prepaid expenses and other current assets	34,277	—	17,945	1,011	—	53,233

Total current assets	67,629	—	275,916	1,011	—	344,556
Property and equipment, net	6,195	—	254,592	—	—	260,787
Broadcast licenses	—	—	—	1,624,809	—	1,624,809
Other intangible assets, net	—	—	442,563	—	—	442,563
Goodwill	—	—	1,313,197	—	—	1,313,197
Investment in consolidated subsidiaries	314,082	3,288,650	1,179,074	—	(4,781,806)	—
Other assets	14,440	58,209	13,519	—	—	86,168

Total assets	$402,346	$3,346,859	$3,478,861	$1,625,820	$(4,781,806)	$4,072,080

Liabilities, Redeemable Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$49,278	$21,799	$80,442	$27	$—	$151,546
Trade payable	—	—	5,845	—	—	5,845
Current portion of long-term debt	—	9,938	—	—	—	9,938

Total current liabilities	49,278	31,737	86,287	27	—	167,329
Long-term debt	—	2,280,103	—	—	—	2,280,103
Senior notes	—	610,000	—	—	—	610,000
Other liabilities	46,675	—	22,286	—	—	68,961
Deferred income taxes	—	—	81,638	446,719	—	528,357

Total liabilities	95,953	2,921,840	190,211	446,746	—	3,654,750

Redeemable preferred stock:
Series A cumulative redeemable preferred stock, par value $0.01 per share; stated value of $1,000 per share; 100,000,000 shares authorized; 125,000 shares issued and outstanding	—	110,937	—	—	—	110,937

Total redeemable preferred stock	—	110,937	—	—	—	110,937

Stockholders' equity (deficit):
Class A common stock, par value $0.01 per share; 750,000,000 shares authorized; 142,984,733 shares issued and 119,460,855 shares outstanding	1,430	—	—	—	—	1,430
Class B common stock, par value $0.01 per share; 600,000,000 shares authorized; 12,439,667 shares issued and outstanding	124	—	—	—	—	124
Class C common stock, par value $0.01 per share; 644,871 shares authorized; 644,871 shares issued and outstanding	6	—	—	—	—	6
Treasury stock, at cost, 23,523,878 shares at Parent Guarantor	(251,148)	—	—	—	—	(251,148)
Additional paid-in-capital	1,528,316	175,413	3,944,497	2,135,686	(6,255,596)	1,528,316
Accumulated (deficit) equity	(972,335)	138,669	(655,847)	(956,612)	1,473,790	(972,335)

Total stockholders' equity (deficit)	306,393	314,082	3,288,650	1,179,074	(4,781,806)	306,393

Total liabilities, redeemable preferred stock and stockholders' equity (deficit)	$402,346	$3,346,859	$3,478,861	$1,625,820	$(4,781,806)	$4,072,080

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING BALANCE SHEETS

As of December 31, 2010

(Dollars in thousands, except for share and per share data)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated
Assets
Current assets:
Cash and cash equivalents	$12,638	$—	$176	$—	$—	$12,814
Restricted cash	604	—	—	—	—	604
Accounts receivable, less subsidiary guarantors' allowance for doubtful accounts of $1,115	—	—	38,267	—	—	38,267
Trade receivable	—	—	3,605	—	—	3,605
Prepaid expenses and other current assets	1,528	—	2,272	603	—	4,403

Total current assets	14,770	—	44,320	603	—	59,693
Property and equipment, net	2,446	—	37,238	—	—	39,684
Broadcast licenses	—	—	—	160,418	—	160,418
Other intangible assets, net	—	—	552	—	—	552
Goodwill	—	—	56,079	—	—	56,079
Investment in consolidated subsidiaries	248,198	—	142,690	—	(390,888)	—
Other assets	2,159	—	1,051	—	—	3,210

Total assets	$267,573	$—	$281,930	$161,021	$(390,888)	$319,636

Liabilities, Redeemable Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$11,805	$—	$8,560	$—	$—	$20,365
Trade payable	—	—	3,569	—	—	3,569
Derivative instrument	3,683	—	—	—	—	3,683
Current portion of long-term debt	15,165	—	—	—	—	15,165

Total current liabilities	30,653	—	12,129	—	—	42,782
Long-term debt	575,843	—	—	—	—	575,843
Other liabilities	2,386	—	15,204	—	—	17,590
Deferred income taxes	—	—	6,399	18,331	—	24,730

Total liabilities	608,882	—	33,732	18,331	—	660,945

Stockholders' equity (deficit):
Class A common stock, par value $0.01 per share; 200,000,000 shares authorized; 59,599,857 shares issued and 35,538,530 shares outstanding	596	—	—	—	—	596
Class B common stock, par value $0.01 per share; 20,000,000 shares authorized; 5,809,191 shares issued and outstanding	58	—	—	—	—	58
Class C common stock, par value $0.01 per share; 30,000,000 shares authorized; 644,871 shares issued and outstanding	6	—	—	—	—	6
Treasury stock, at cost, 24,061,327 shares at Parent Guarantor	(256,792)	—	—	—	—	(256,792)
Additional paid-in-capital	964,156	—	1,205,497	1,097,911	(2,303,408)	964,156
Accumulated deficit	(1,049,333)	—	(957,299)	(955,221)	1,912,520	(1,049,333)

Total stockholders' (deficit) equity	(341,309)	—	248,198	142,690	(390,888)	(341,309)

Total liabilities, redeemable preferred stock and stockholders' equity (deficit)	$267,573	$—	$281,930	$161,021	$(390,888)	$319,636

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Three Months Ended September 30, 2011

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc.	Cumulus Media Holdings Inc.	Subsidiary Guarantors	Subsidiary Non-guarantors		Total
	(Parent Guarantor)	(Subsidiary Issuer)			Eliminations	Consolidated
Broadcast revenues	$—	$—	$131,845	$—	$—	$131,845
Management fees	458	—	—	—	—	458

Net revenues	458	—	131,845	—	—	132,303
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	—	—	77,567	306	—	77,873
Depreciation and amortization	360	—	10,859	—	—	11,219
LMA fees	—	—	530	—	—	530
Corporate, general and administrative expenses (including subsidiary guarantors' non-cash stock-based compensation expense of $956)	44,024	—	630	—	—	44,654
Realized loss on derivative instrument	—	—	1,436	—	—	1,436

Total operating expenses	44,384	—	91,022	306	—	135,712

Operating (loss) income	(43,926)	—	40,823	(306)	—	(3,409)

Non-operating (expense) income:
Interest (expense) income, net	(555)	(19,045)	97	—	—	(19,503)
Other income, net	—	—	181	—	—	181
Gain on equity investment in Cumulus Media Partners, LLC	11,636	—	—	—	—	11,636

Total non-operating income (expense), net	11,081	(19,045)	278	—	—	(7,686)

(Loss) income before income taxes	(32,845)	(19,045)	41,101	(306)	—	(11,095)
Income tax benefit	—	—	68,781	1,852	—	70,633
Earnings (loss) from consolidated subsidiaries	92,383	111,428	1,546	—	(205,357)	—

Net income (loss)	$59,538	$92,383	$111,428	$1,546	$(205,357)	$59,538

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Three Months Ended September 30, 2010

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated
Broadcast revenues	$—	$—	$66,434	$—	$—	$66,434
Management fees	1,021	—	—	—	—	1,021

Net revenues	1,021	—	66,434	—	—	67,455
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	—	—	40,287	199	—	40,486
Depreciation and amortization	412	—	1,810	—	—	2,222
LMA fees	—	—	607	—	—	607
Corporate, general and administrative expenses (including subsidiary guarantors' non-cash stock-based compensation expense of $556)	4,680	—	—	—	—	4,680
Realized loss on derivative instrument	—	—	746	—	—	746

Total operating expenses	5,092	—	43,450	199	—	48,741

Operating (loss) income	(4,071)	—	22,984	(199)	—	18,714

Non-operating expense (income):
Interest expense, net	(7,586)	—	—	—	—	(7,586)
Other expense, net	(6)	—	—	—	—	(6)

Total non-operating expense, net	(7,592)	—	—	—	—	(7,592)

(Loss) income before income taxes	(11,663)	—	22,984	(199)	—	11,122
Income tax expense	—	—	(602)	(789)	—	(1,391)

Earnings (loss) from consolidated subsidiaries	21,394	—	(988)	—	20,406	—
Net income (loss)	$9,731	$—	$21,394	$(988)	$(20,406)	$9,731

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2011

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)				Total Consolidated
			Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations
Broadcast revenues	$—	$—	$256,632	$—	$—	$256,632
Management fees	2,708	—	—	—	—	2,708

Net revenues	2,708	—	256,632	—	—	259,340
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	—	—	153,755	831	—	154,586
Depreciation and amortization	1,079	—	14,152	—	—	15,231
LMA fees	—	—	1,670	—	—	1,670
Corporate, general and administrative expense (including subsidiary guarantors' non-cash stock-based compensation expense of $2,143)	61,294	—	630	—	—	61,924
Gain on exchange of assets or stations	—	—	(15,278)	—	—	(15,278)
Realized loss on derivative instrument	—	—	2,681	—	—	2,681

Total operating expenses	62,373	—	157,610	831	—	220,814

Operating income (loss)	(59,665)	—	99,022	(831)	—	38,526

Non-operating (expense) income:
Interest (expense) income, net	(9,276)	(25,826)	103	—	—	(34,999)
Loss on early extinguishment of debt	(4,366)	—	—	—	—	(4,366)
Other income, net	—	—	87	—	—	87
Gain on equity investment in Cumulus Media Partners, LLC	11,636		—	—	—	11,636

Total non-operating (expense) income, net	(2,006)	(25,826)	190	—	—	(27,642)

(Loss) income before income taxes	(61,671)	(25,826)	99,212	(831)	—	10,884
Income tax benefit (expense)	—	—	67,480	(1,366)	—	66,114

Earnings from consolidated subsidiaries	138,669	164,495	(2,197)	—	(300,967)	—
Net income (loss)	$76,998	$138,669	$164,495	$(2,197)	$(300,967)	$76,998

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2010

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings, Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated

Broadcast revenues	$—	$—	$190,531	$—	$—	$190,531
Management fees	3,021	—	—	—	—	3,021

Net revenues	3,021	—	190,531	—	—	193,552
Operating expenses:
Direct operating expenses (excluding depreciation, amortization and LMA fees)	—	—	120,232	597	—	120,829
Depreciation and amortization	1,266	—	5,864	—	—	7,130
LMA fees	—	—	1,500	—	—	1,500
Corporate, general and administrative expenses (including subsidiary guarantors' non-cash stock-based compensation expense of $1,015)	13,824	—	—	—	—	13,824
Realized loss on derivative instrument	—	—	1,810	—	—	1,810

Total operating expenses	15,090	—	129,406	597	—	145,093

Operating (loss) income	(12,069)	—	61,125	(597)	—	48,459

Non-operating expense:
Interest expense, net	(23,726)	—	(2)	—	—	(23,728)
Other expense, net	(6)	—	(81)	—	—	(87)

Total non-operating expense, net	(23,732)	—	(83)	—	—	(23,815)

(Loss) income before income taxes	(35,801)	—	61,042	(597)	—	24,644
Income tax expense	—	—	(1,199)	(1,554)	—	(2,753)

Earning (loss) from consolidated subsidiaries	57,692	—	(2,151)	—	(55,541)	—
Net income (loss)	$21,891	$—	$57,692	$(2,151)	$(55,541)	$21,891

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

Nine Months Ended September 30, 2011

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated

Cash flows from operating activities:
Net income (loss)	$76,998	$138,669	$164,495	$(2,197)	$(300,967)	$76,998
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization (loss)	1079	—	14,152	—	—	15,231
Amortization of debt issuance costs/discounts	435	1,264	—	—	—	1,699
Loss on early extinguishment of debt	4,366	—	—	—	—	4,366
Provision for doubtful accounts	—	—	920	—	—	920
Loss on sale of assets or stations	—	—	33	—	—	33
Gain on exchange of assets or stations	—	—	(15,278)	—	—	(15,278)
Fair value adjustment of derivative instruments	(3,683)	—	2,681	—	—	(1,002)
Deferred income taxes	—	—	(69,809)	1,366	—	(68,443)
Non-cash stock-based compensation	2,142	—	—	—	—	2,142
Earnings from consolidated subsidiaries	(138,669)	(164,495)	2,197	—	300,967	—
Other	(1,318)	—	—	—	—	(1,318)
Gain on equity investment in Cumulus Media Partners, LLC	(11,636)	—	—	—	—	(11,636)
Changes in assets and liabilities	2,924,988	(2,816,798)	(80,399)	831	—	28,622

Net cash provided by (used in) operating activities	2,854,702	(2,841,360)	18,992	—	—	32,334
Cash flows from investing activities:
Consideration to complete Citadel Acquisition less cash acquired	(2,024,153)	—	—	—	—	(2,024,153)
Capital expenditures	(918)	—	(1,967)	—	—	(2,885)

Net cash used in investing activities	(2,025,071)	—	(1,967)	—	—	(2,027,038)
Cash flows from financing activities:
Proceeds from issuance of 7.75% Senior Notes due 2019	—	610,000	—	—	—	610,000
Proceeds from borrowings under term loans and revolving credit facilities, net of $25.1 million debt discount	—	2,289,900	—	—	—	2,289,900
Repayments of borrowings under bank credit facilities	(1,214,676)	—	—	—	—	(1,214,676)
Proceeds from sale of equity securities	444,513	—	—	—	—	444,513
Redemption of CMP preferred stock	(41,565)	—	—	—	—	(41,565)
Deferred financing costs	—	(58,540)	—	—	—	(58,540)
Tax withholding payments on behalf of employees	(666)	—	—	—	—	(666)

Net cash (used in) provided by financing activities	(812,394)	2,841,360	—	—	—	2,028,966
Increase in cash and cash equivalents	17,237	—	17,025	—	—	34,262
Cash and cash equivalents at beginning of period	12,638	—	176	—	—	12,814

Cash and cash equivalents at end of period	$29,875	$—	$17,201	$—	$—	$47,076

CUMULUS MEDIA INC.

CONDENSED CONSOLIDATING STATEMENTS OF CASH FLOWS

Nine Months Ended September 30, 2010

(Dollars in thousands)

(Unaudited)

	Cumulus Media Inc. (Parent Guarantor)	Cumulus Media Holdings Inc. (Subsidiary Issuer)	Subsidiary Guarantors	Subsidiary Non-guarantors	Eliminations	Total Consolidated

Cash income (loss) flows from operating activities:
Net income (loss)	$21,891	$—	$57,692	$(2,151)	$(55,541)	$21,891
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	1,266	—	5,864	—	—	7,130
Amortization of debt issuance costs/discounts	919	—	—	—	—	919
Provision for doubtful accounts	—	—	922	—	—	922
Loss on sale of assets or stations	—	—	82	—	—	82
Fair value adjustment of derivative instruments	(8,345)	—	1,809	—	—	(6,536)
Deferred income taxes	—	—	832	1,656	—	2,488
Non-cash stock-based compensation	1,016	—	—	—	—	1,016
Earnings from consolidated subsidiaries	(57,692)	—	2,151	—	55,541	—
Changes in assets and liabilities:	72,250	—	71,373	495	—	1,372

Net cash provided by (used in) operating activities	31,305	—	(2,021)	—	—	29,284
Cash flows from investing activities:
Capital expenditures	(397)	—	(1,730)	—	—	(2,127)
Purchase of intangible assets	—	—	(230)	—	—	(230)
Proceeds from sale of assets or stations	—	—	196	—	—	196

Net cash used in investing activities	(397)	—	(1,764)	—	—	(2,161)
Cash flows from financing activities:
Repayments of borrowings under bank credit facilities	(30,353)	—	—	—	—	(30,353)
Tax withholding payments on behalf of employees	(184)	—	—	—	—	(184)
Payments made to creditors pursuant to credit facility amendment	(245)	—	—	—	—	(245)

Net cash used in financing activities	(30,782)	—	—	—	—	(30,782)
Increase in cash and cash equivalents	126	—	(3,785)	—	—	(3,659)
Cash and cash equivalents at beginning of period	11,674	—	4,550	—	—	16,224

Cash and cash equivalents at end of period	$11,800	$—	$765	$—	$—	$12,565

Citadel Broadcasting Corp. [Member]
Supplemental Consolidating Condensed Financial Information
16.	Supplemental Consolidating Condensed Financial Information

In connection with the completion of the Cumulus Merger, the Company (the "Guarantor Parent") and certain of its wholly owned subsidiaries (collectively, the "Non-parent Subsidiary Guarantors") provided guarantees under HoldCo's $610.0 million aggregate principal amount 7.75% Senior Notes due 2019 (the "HoldCo Notes"). These guarantees are full and unconditional as well as joint and several. Certain guarantors may be subject to restrictions on their ability to distribute earnings to HoldCo or to its parent company, Cumulus. The remaining subsidiaries of the Company are not guarantors of the HoldCo Notes (collectively, the "Non-guarantors").

The following tables present consolidating condensed balance sheets as of June 30, 2011 and December 31, 2010, consolidating condensed statements of operations for the three and six months ended June 30, 2011 and 2010, respectively, and consolidating condensed statements of cash flows for the six months ended June 30, 2011 and 2010, respectively, of the Parent Guarantor (on a stand-alone, non-consolidated basis), the Non-parent Subsidiary Guarantors and the Non-guarantors. The operating activities of the separate legal entities included in the Company's consolidating condensed financial statements are interdependent and reflect certain allocations of assets, liabilities and expenses between the entities that involve the exercise of management judgment.

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED BALANCE SHEET

As of June 30, 2011

(Dollars in thousands)

(Unaudited)

	Guarantor Parent (Company)	Non-parent Subsidiary Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Current assets
Cash and cash equivalents	$89,993	$14,810	$—	$—	$104,803
Accounts receivable, net	8	142,393	—	—	142,401
Intercompany	(157,349)	156,591	258	500	—
Prepaid expenses and other current assets	2,487	29,450	—	—	31,937

Total current assets	(64,861)	343,244	258	500	279,141
Long-term assets
Investments in consolidated subsidiaries	2,103,336	—	—	(2,103,336)	—
Property and equipment, net	—	196,008	—	—	196,008
FCC licenses	—	—	887,975	—	887,975
Goodwill	—	763,849	—	—	763,849
Customer and affiliate relationships, net	—	162,085	—	—	162,085
Other assets, net	18,036	45,260	—	—	63,296

Total assets	$2,056,511	$1,510,446	$888,233	$(2,102,836)	$2,352,354

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable, accrued liabilities and other liabilities	$3,796	$45,296	$758	$—	$49,850

Total current liabilities	3,796	45,296	758	—	49,850
Long-term liabilities
Senior debt, less current portion	296,500	—	—	—	296,500
Senior notes	400,000	—	—	—	400,000
Other long-term liabilities, less current portion	—	54,068	—	—	54,068
Deferred income tax liabilities	60,035	436	195,285	—	255,756

Total liabilities	760,331	99,800	196,043	—	1,056,174
Stockholders' equity (deficit)
Class A common stock	5	—	—	—	5
Class B common stock	19	—	—	—	19
Treasury stock	(6,575)	—	—	—	(6,575)
Equity held in reserve	7,887	—	—	—	7,887
Additional paid-in capital	1,294,526	1,367,751	692,690	(2,060,441)	1,294,526
Retained earnings (accumulated deficit)	318	42,895	(500)	(42,395)	318

Total stockholders' equity (deficit)	1,296,180	1,410,646	692,190	(2,102,836)	1,296,180

Total liabilities and stockholders' equity (deficit)	$2,056,511	$1,510,446	$888,233	$(2,102,836)	$2,352,354

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

As Of December 31, 2010

(Dollars in thousands)

	Guarantor Parent (Company)	Non-parent Subsidiary Guarantors	Non-guarantors	Eliminations	Consolidated
ASSETS
Current assets
Cash and cash equivalents	$99,458	$12,166	$—	$—	$111,624
Accounts receivable, net	8	138,743	—	—	138,751
Intercompany	(100,719)	100,466	(698)	951	—
Prepaid expenses and other current assets	3,989	33,429	—	—	37,418

Total current assets	2,736	284,804	(698)	951	287,793
Long-term assets
Investments in consolidated subsidiaries	2,068,533	—	—	(2,068,533)	—
Property and equipment, net	—	200,121	—	—	200,121
FCC licenses	—	—	893,610	—	893,610
Goodwill	—	763,849	—	—	763,849
Customer and affiliate relationships, net	—	195,080	—	—	195,080
Other assets, net	20,833	46,828	—	—	67,661

Total assets	$2,092,102	$1,490,682	$892,912	$(2,067,582)	$2,408,114

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
Accounts payable, accrued liabilities and other liabilities	$7,410	$48,997	$254	$—	$56,661
Senior debt, current	3,500	—	—	—	3,500

Total current liabilities	10,910	48,997	254	—	60,161
Long-term liabilities
Senior debt, less current portion	346,500	—	—	—	346,500
Senior notes	400,000	—	—	—	400,000
Other long-term liabilities, less current portion	—	58,342	—	—	58,342
Deferred income tax liabilities	60,035	13,134	195,285	—	268,454

Total liabilities	817,445	120,473	195,539	—	1,133,457

Stockholders' equity (deficit)
Class A common stock	5	—	—	—	5
Class B common stock	18	—	—	—	18
Equity held in reserve	13,182	—	—	—	13,182
Additional paid-in capital	1,263,235	1,349,061	702,570	(2,051,631)	1,263,235
Accumulated deficit	(1,783)	21,148	(5,197)	(15,951)	(1,783)

Total stockholders' equity (deficit)	1,274,657	1,370,209	697,373	(2,067,582)	1,274,657

Total liabilities and stockholders' equity (deficit)	$2,092,102	$1,490,682	$892,912	$(2,067,582)	$2,408,114

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

Three Months Ended June 30, 2011

(Dollars in thousands)

(Unaudited)

	Guarantor Parent (Company)	Non-parent Subsidiary Guarantors	Non-guarantors	Eliminations	Consolidated
Net revenue	$—	$184,996	$—	$—	$184,996
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization and including non-cash compensation expense and related taxes	—	69,006	—	—	69,006
Selling, general and administrative, including non-cash compensation expense and related taxes	—	49,312	—	—	49,312
Corporate general and administrative, including non-cash compensation expense and related taxes	—	13,116	250	—	13,366
Local marketing agreement fees	—	109	—	—	109
Depreciation and amortization	—	23,074	—	—	23,074
Other, net	—	1,794	—	—	1,794

Operating expenses	—	156,411	250	—	156,661

Operating income	—	28,585	(250)	—	28,335

Non-operating income (expense):
Earnings from consildated subsiadiaries	15,177			(15,177)	—
Interest expense, net	(12,342)	257	—	—	(12,085)
Write-off of deferred financing costs	(1,048)	—	—	—	(1,048)

Total non-operating expense, net	1,787	257	—	(15,177)	(13,133)

Income before income taxes	1,787	28,842	(250)	(15,177)	15,202
Income tax (expense) benefit	6,952	(13,415)	—	—	(6,463)

Net income	$8,739	$15,427	$(250)	$(15,177)	$8,739

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

Six Months Ended June 30, 2011

(Dollars in thousands)

(Unaudited)

	Guarantor Parent (Company)	Non-parent Subsidiary Guarantors	Non-guarantors	Eliminations	Consolidated
Net revenue	$—	$345,018	$—	$—	$345,018
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization and including non-cash compensation expense and related taxes	—	137,528	—	—	137,528
Selling, general and administrative, including non-cash compensation expense and related taxes	—	95,504	—	—	95,504
Corporate general and administrative, including non-cash compensation expense and related taxes	—	27,318	500	—	27,818
Local marketing agreement fees	—	208	—	—	208
Depreciation and amortization	—	46,117	—	—	46,117
Other, net	—	9,078	—	—	9,078

Operating expenses	—	315,753	500	—	316,253

Operating income	—	29,265	(500)	—	28,765

Non-operating income (expense):
Earnings from consildated subsiadiaries	15,380	—	—	(15,380)	—
Interest expense, net	(24,991)	495	—	—	(24,496)
Write-off of deferred financing costs	(1,048)	—	—	—	(1,048)

Total non-operating expense, net	(10,659)	495	—	(15,380)	(25,544)

Income before income taxes	(10,659)	29,760	(500)	(15,380)	3,221
Income tax benefit (expense)	12,760	(13,880)	—	—	(1,120)

Net (loss) income	$2,101	$15,880	$(500)	$(15,380)	$2,101

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from April 1, 2010 through May 31, 2010
	Guarantor Parent (Company)		Non-parent Subsidiary Guarantors		Non-guarantors		Eliminations		Consolidated
Net revenue	$—	$—	$64,027	$130,396	$—	$—	$—	$—	$64,027	$130,396
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization shown separately below and including non-cash compensation expense and related taxes	—	—	22,631	47,124	—	—	—	—	22,631	47,124
Selling, general and administrative including non-cash compensation expense and related taxes	—	—	15,915	31,952	—	—	—	—	15,915	31,952
Corporate general and administrative including non-cash compensation expense and related taxes	—	—	1,708	3,525	84	244	—	—	1,792	3,769
Local marketing agreement fees	—	—	100	186	—	—	—	—	100	186
Depreciation and amortization	—	—	8,592	4,510	—	—	—	—	8,592	4,510
Other, net	1,008	—	5	856	—	—	—	—	1,013	856

Operating expenses	1,008	—	48,951	88,153	84	244	—	—	50,043	88,397

Operating income	(1,008)	—	15,076	42,243	(84)	(244)	—	—	13,984	41,999

Non-operating income (expense):
Earnings from consolidated subsiadiaries	6,178	5,260	—	—	—	—	(6,178)	(5,260)	—	—
Reorganization items, net	—	1,056,640	—	(29,083)	—	—	—	—	—	1,027,557
Interest expense, net	(6,348)	(428)	34	(6,823)	—	—	—	—	(6,314)	(7,251)

Total non-operating expense, net	(170)	1,061,472	34	(35,906)	—	—	(6,178)	(5,260)	(6,314)	1,020,306

Income before income taxes	(1,178)	1,061,472	15,110	6,337	(84)	(244)	(6,178)	(5,260)	7,670	1,062,305
Income tax (expense) benefit	4,308	(3,245)	(8,848)	2,292	—	(3,125)	—	—	(4,540)	(4,078)

Net (loss) income	$3,130	$1,058,227	$6,262	$8,629	$(84)	$(3,369)	$(6,178)	$(5,260)	$3,130	$1,058,227

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED STATEMENT OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010
	Guarantor Parent (Company)		Non-parent Subsidiary Guarantors		Non-guarantors		Eliminations		Consolidated
Net revenue	$—	$—	$64,027	$295,424	$—	$—	$—	$—	$64,027	$295,424
Operating expenses:
Cost of revenue, exclusive of depreciation and amortization shown separately below and including non-cash compensation expense and related taxes	—	—	22,631	116,103	—	—	—	—	22,631	116,103
Selling, general and administrative including non-cash compensation expense and related taxes	—	—	15,915	78,582	—	—	—	—	15,915	78,582
Corporate general and administrative including non-cash compensation expense and related taxes	—	—	1,708	8,521	84	408	—	—	1,792	8,929
Local marketing agreement fees	—	—	100	455	—	—	—	—	100	455
Depreciation and amortization	—	—	8,592	11,365	—	—	—	—	8,592	11,365
Other, net	1,008	—	5	854	—	—	—	—	1,013	854

Operating expenses	1,008	—	48,951	215,880	84	408		—	50,043	216,288

Operating (loss) income	(1,008)	—	15,076	79,544	(84)	(408)		—	13,984	79,136

Non-operating income (expense):
Earnings from consildated subsiadiaries	6,178	29,235	—	—	—	—	(6,178)	(29,235)	—	—
Reorganization items, net	—	1,043,160	—	(29,083)	—	—	—	—	—	1,014,077
Interest expense, net	(6,348)	(1,048)	34	(16,723)	—	—	—	—	(6,314)	(17,771)

Total non-operating expense, net	(170)	1,071,347	34	(45,806)	—	—	(6,178)	(29,235)	(6,314)	996,306

(Loss) income before income taxes	(1,178)	1,071,348	15,110	33,738	(84)	(408)	(6,178)	(29,235)	7,670	1,075,442
Income tax benefit (expense)	4,308	(1,642)	(8,848)	150	—	(4,245)	—	—	(4,540)	(5,737)

Net income (loss)	$3,130	$1,069,705	$6,262	$33,888	$(84)	$(4,653)	$(6,178)	$(29,235)	$3,130	$1,069,705

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2011

(Dollars in thousands)

(Unaudited)

	Guarantor Parent (Company)	Non-parent Subsidiary Guarantors	Non-Guarantors	Eliminations	Consolidated
Cash flows from operating activities:
Net (loss) income	$2,101	$15,880	$(500)	$(15,380)	$2,101
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	46,117	—	—	46,117
Write-off of deferred financing costs	1,048	—	—	—	1,048
Non-cash debt-related amounts	1,893	—	—	—	1,893
Provision for bad debts	—	(647)	—	—	(647)
Loss on sale of assets	—	329	75	—	404
Deferred income taxes	—	693	—	—	693
Non-cash compensation expense	—	24,216	—	—	24,216
Changes in operating assets and liabilities	44,212	(83,170)	1,803	15,380	(21,775)

Net cash (used in) provided by operating activities	49,254	3,418	1,378	—	54,050

Cash flows from investing activities:
Capital expenditures	—	(4,128)	—	—	(4,128)
FCC license upgrade	—	—	(65)	—	(65)
Proceeds from sale of assets	—	78	1,875	—	1,953
Restricted cash	1,515	(1)	—	—	1,514
Other assets, net	3	3,313	(3,188)	—	128

Net cash provided (used in) by investing activities	1,518	(738)	(1,378)	—	(598)

Cash flows from financing activities:
Debt issuance costs	(162)	—	—	—	(162)
Principal payments on other long-term obligations	—	(36)	—	—	(36)
Purchase of shares held in treasury	(6,575)	—	—	—	(6,575)
Principal payments on Credit Facility	(53,500)	—	—	—	(53,500)

Net cash used in financing activities	(60,237)	(36)	—	—	(60,273)

Net (decrease) increase in cash and cash equivalents	(9,465)	2,644	—	—	(6,821)
Cash and cash equivalents, beginning of period	99,458	12,166	—	—	111,624

Cash and cash equivalents, end of period	$89,993	$14,810	$—	$—	$104,803

CITADEL BROADCASTING CORPORATION AND SUBSIDIARIES

CONSOLIDATING CONDENSED STATEMENT OF CASH FLOWS

(Dollars in thousands)

(Unaudited)

	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor	Successor	Predecessor
	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010	Period from June 1, 2010 through June 30, 2010	Period from January 1, 2010 through May 31, 2010
	Guarantor Parent (Company)		Non-parent SubsidiaryGuarantors		Non-guarantors		Eliminations		Consolidated
Cash flows from operating activities:
Net (loss) income	$3,130	$1,069,705	$6,262	$33,888	$(84)	$(4,653)	$(6,178)	$(29,235)	$3,130	$1,069,705
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	8,592	11,365	—	—	—	—	8,592	11,365
Non-cash debt-related amounts	(439)	—	—	—	—	—	—	—	(439)	—
Reorganization items, net	—	(1,092,722)	—	29,083	—	—	—	—	—	(1,063,639)
Provision for bad debts	—	—	221	578	—	—	—	—	221	578
Loss on sale of assets	—	—	—	708	—	—	—	—	—	708
Deferred income taxes	(4,324)	1,565	8,807	3,585	—	—	—	—	4,483	5,150
Non-cash compensation expense	—	1,881	—	—	—	—	—	—	—	1,881
Changes in operating assets and liabilities	(1,850)	55,691	(24,522)	(111,643)	76	4,628	6,178	70,163	(20,118)	18,839

Net cash (used in) provided by operating activities	(3,483)	36,120	(640)	(32,436)	(8)	(25)	—	40,928	(4,131)	44,587

Cash flows from investing activities:
Capital expenditures	—	—	(430)	(3,409)	—	—	—	—	(430)	(3,409)
Proceeds from sale of assets	—	—	—	5	—	—	—	—	—	5
Restricted cash	(2)	—	607	(7,773)	—	—	—	—	605	(7,773)
Other assets, net	—	—	—	—	8	25	—	—	8	25

Net cash (used in) provided by investing activities	(2)	—	177	(11,177)	8	25	—	—	183	(11,152)

Cash flows from financing activities:
Principal payments on other long-term obligations	—	—	(8)	(125)	—	—	—	—	(8)	(125)
Purchase of shares held in treasury	—	(5)	—	—	—	—	—	—	—	(5)

Net cash used in financing activities	—	(5)	(8)	(125)	—	—	—	—	(8)	(130)

Net (decrease) increase in cash and cash equivalents	(3,485)	36,115	(471)	(43,738)	—	—	—	40,928	(3,956)	33,305
Cash and cash equivalents, beginning of period	78,424	42,309	12,322	56,060	—	—	—	(40,928)	90,746	57,441

Cash and cash equivalents, end of period	$74,939	$78,424	$11,851	$12,322	$—	$—	$—	$—	$86,790	$90,746